Exhibit 99.2


            ANNUAL SUPPLEMENTAL DISCLOSURE
                     June 30, 2005

                   Table of Contents                   Page                                                    Page
                                                       ----                                                    ----


                 Section I - Overview                              Section III - Joint Venture Information


Important Notes                                           2    Overview - Fund I                                  24

Company Information                                       3    Overview - Fund II                                 25

Portfolio Snapshot                                        4    Overview - RCP Venture                             26

Organizational Chart                                      5    Fund I Properties - Detail                         27

Top Tenants                                               6    Top 10 Fund I Tenants                              28

          Section II - Financial Information                   Fund I - Current Valuation of Acadia's Interest    29

Market Capitalization                                     7    Kroger/Safeway Locations                           30

Shareholder Information                                   8    Fund II Properties - Detail                        31

Operating Statements - Consolidated                       9       Section IV - Parent Portfolio Information

Operating Statements - Joint Venture Activity            10    Properties  - Overview                             32

Operating Statements - Activity by Source                12    Properties by Region - Summary                     35

Operating Statements - Current v. Historical             13    Properties by State - Summary                      36

Net Operating Income - Same Property Performance         14    Properties - Detail                                37

Funds from Operations ("FFO"), Adjusted FFO ("AFFO")           Leasing Production                                 40
  and Funds Available for Distribution ("FAD")           15
                                                               Top 10 Tenants - Consolidated                      41
Capital Expenditures                                     16
                                                               Anchor Tenant Detail                               42
Balance Sheets                                           17
                                                               Anchor Lease Expirations - Next 3 Years            49
Selected Operating Ratios                                18
                                                               Lease Expirations                                  50
Debt Analysis - Summary                                  19
                                                               Property Demographics                              58
Debt Analysis - Detail                                   20
                                                               Residential Properties                             59
Debt Maturity Schedule                                   22

Unencumbered Properties                                  23

      Visit acadiarealty.com for current news as well as additional property details and financial information

ANNUAL SUPPLEMENTAL DISCLOSURE
June 30, 2005

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AS NON-GAAP FINANCIAL MEASURE

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

ANNUAL SUPPLEMENTAL DISCLOSURE
June 30, 2005

                   Company Information
                   -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 70 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.





Corporate Headquarters     1311 Mamaroneck Avenue              Investor Relations               Jon Grisham
                           Suite 260                                                            Vice President
                           White Plains, NY 10605                                               (914) 288-8142
                                                                                                jgrisham@acadiarealty.com

New York Stock Exchange    Symbol AKR                          Web Site                         www.acadiarealty.com


Analyst Coverage           Banc of America Securities                     Citigroup - Smith Barney
                           Ross Nussbaum - (212) 847-5668                 Jonathan Litt - (212) 816-0231
                           ross.nussbaum@bofasecurities.com               jonathan.litt@citigroup.com
                                                                          Michael Bilerman - (212) 816-1383
                           RBC Capital Markets
                           michael.bilerman@citigroup.com
                           Jay Leupp - (415) 633-8588 David
                           Carlisle - (212) 816-1382
                           jay.leupp@rbccm.com
                           david.s.carlisle@citigroup.com
                           David Ronco - (415) 633-8566
                           david.ronco@rbccm.com                          Ryan Beck & Co.
                                                                          Sheila McGrath - (973) 549-4084
                           MaxCor Financial                               sheila.mcgrath@ryanbeck.com
                           Paul Adornato, CFA - (646) 346-7327
                           padornato@maxf.com                             J.P. Morgan Securities, Inc.
                                                                          Michael W. Mueller, CFA (212) 622-6689
                                                                          michael.w.mueller@jpmorgan.com
                                                                          Josh Bederman (212) 622-6530
                                                                          josh.h.bederman@jpmorgan.com
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                                     Page 3

ANNUAL SUPPLEMENTAL DISCLOSURE
June 30, 2005

    Executive Management Team
---------------------------------
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


Kenneth F.       Chief Executive   Mr. Bernstein is responsible for strategic planning as well as overseeing all day to
Bernstein        Officer and       day activities of the Company including operations,
                 President         acquisitions and capital markets. Mr. Bernstein served as the Chief Operating
                                   Officer of RD Capital, Inc. from 1990 until the merger of
                                   RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust.
                                   In such capacity, he was responsible for overseeing the
                                   day-to-day operations of RD Capital and its management companies, Acadia Management
                                   Company LLC and Sound View Management LLC.
                                   Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris
                                   Doctorate from Boston University School of Law.


Joel Braun      Senior Vice        Mr. Braun is responsible for the sourcing and financial analysis of acquisition
                President,         properties for Acadia. Previously, Mr. Braun was Director
                Chief Investment   of Acquisitions and Finance for Rosenshein Associates, a regional shopping center
                Officer            developer based in New Rochelle, New York.
                                   During this time, Mr. Braun was instrumental in the initiation and formation of
                                   Kranzco Realty Trust, a publicly traded REIT.  Mr. Braun
                                   holds a Bachelor's in Business Administration from Boston University and a Master's
                                   Degree in Planning from John Hopkins University.


Joseph Hogan     Senior Vice       Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation
                 President,        (NYSE:KIM), where he was responsible for
                 Director of       business development and management of all retail and commercial construction
                 Construction      projects for Kimco, in addition to outside
                                   customers and development companies.  Prior to joining Kimco, he was with Konover
                                   Construction Company, a subsidiary of
                                   Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout
                                   the eastern half of the United States.


Robert Masters,  Senior Vice       Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for API
 Esq.            President,        Asset Management for over five years,
                 General Counsel,  Senior Vice President Deputy General Counsel for European American Bank from 1985 to
                                   1990, and Vice President and Counsel for
                                   Corporate Secretary National Westminster Bank from 1977 to 1985.  Mr. Masters received his
                                   Bachelor of
                                   Arts from the City University of New York
                                   and a J.D. from New York University Law School.  Mr. Masters is also a member of the
                                   New York Bar.


Joseph M.        Senior Vice       Mr. Napolitano is responsible for overseeing the company's internal operations.
Napolitano,      President,        Previously, he held the position of Senior Vice President,
CPM              Director of       Director of Property Management. Prior to joining Acadia in 1995, Mr. Napolitano was
                 Operations        employed by Rosen Associates Management Corp.
                                   as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property
                                   Manager responsible for neighborhood and community shopping centers nationally.  Mr.
                                   Napolitano holds a Bachelor's in Business
                                   Administration from Adelphi University, Garden City, NY; and is a Certified Property
                                   Manager by the Institute of Property Management
                                   (IREM).  Mr. Napolitano is also a member of the New York State Association of
                                   Realtors  (NYSAR) International Council of Shopping Center
                                   (ICSC), Commercial Investment Real Estate Institute (CIREI), and the Building Owners
                                   and Managers Institute (BOMI).


Michael Nelsen   Senior Vice       Mr. Nelsen oversees all the financial activities and asset management functions.
                 President,        Mr. Nelsen was most recently President of
                 Chief Financial   G. Soros Realty, Inc. and Director of Real Estate for Soros Private Funds Management
                 Officer           LLC. His responsibilities included
                                   asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions.
                                   Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr.
                                   Nelsen has been a Certified Public Accountant
                                   since 1971.


Joseph           Senior Vice       Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience.
Povinelli        President,        Since 1987 Mr. Povinelli had served as regional real estate
                 Director of       representative for Vornado Realty Trust, a New Jersey based Real estate investment
                 Leasing           trust, and was responsible for the day to day
                                   leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York, responsible for leasing of the strip shopping center and office building portfolio
                                   of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a
                                   Bachelor of Science degree in Finance and Economics
                                   from C.W. Post College of Long Island Universty.
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                                     Page 4



ANNUAL SUPPLEMENTAL DISCLOSURE
      June 30, 2005

                           Total Market Capitalization
--------------------------------------------------------------------------------
                (including pro-rata share of joint venture debt)

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

                                                                                                            Percent of
                                                                                           Percent of      Total Market
                                (amounts in thousands)                                    Total Equity    Capitalization
                                                                                      ----------------------------------

Equity Capitalization
---------------------
Total Common Shares Outstanding                                                             97.1%  31,445
Common Operating Partnership ("OP") Units                                                    2.0%     642
                                                                                                 ---------
Combined Common Shares and OP Units                                                                32,087

Market Price at June 30, 2005                                                                      $18.65
                                                                                                 ---------

Equity Capitalization - Common Shares and OP Units                                               $598,423

Preferred OP Units - at cost (1)                                                             0.9%   5,580
                                                                                      --------------------

                             Total Equity Capitalization                                   100.0% 604,003         69.7%
                                                                                      =================================

Debt Capitalization
-------------------
Company's balance sheet                                                                           204,640         23.6%
Pro-rata share of joint venture debt                                                               57,907          6.6%
                                                                                                 ----------------------

                              Total Debt Capitalization                                           262,547         30.3%
                                                                                                 ----------------------

                             Total Market Capitalization                                         $866,550        100.0%
                                                                                                 ======================



            Weighted Average Outstanding Common Shares and O.P. Units
            ---------------------------------------------------------
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

                                                                                        Common
                                                                                        Shares     O.P.       Total
                                                                                                   Units
                                                                                      ---------------------------------

=======================================================================================================================
Basic
Quarter ended June 30, 2005                                                           31,898,644  642,255   32,540,899
Year-to-date June 30, 2005                                                            31,883,001  578,719   32,461,720
Fully Diluted (3)
Quarter ended June 30, 2005                                                           32,144,529  642,255   32,786,784
Year-to-date June 30, 2005                                                            32,142,268  578,719   32,720,987
=======================================================================================================================

Basic
Quarter ended March 31, 2004                                                          29,333,184  525,790   29,858,974
Year-to-date June 30, 2004                                                            28,611,625  789,614   29,401,239
Fully Diluted
Quarter ended March 31, 2004                                                          29,793,310  525,790   30,319,100
Year-to-date June 30, 2004                                                            29,177,045  789,614   29,966,659


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 632 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes $4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts in 2004.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.


(3) For purposes of earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not reflected above. However, for the purposes of calculating FFO on a fully diluted basis, these stock equivalents are dilutive and amount to 522,679 for both the quarter and six months ended June 30, 2005 and 522,679 and 470,677 for the quarter and six months ended June 30, 2004.

ANNUAL SUPPLEMENTAL DISCLOSURE
June 30, 2005

                                   Shareholder Information
                                   -----------------------
                                   (amounts in thousands)
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


                              10 Largest Institutional/Non-Retail Shareholders (1)                              Percent
                                                                                                                 of Out-
                                                                                                         Common standing
                                                                                                                 Common
Shareholder                                                                                              Shares  Shares
                                                                                                           Held
----------------------------------------------------------------------------------------------------     ---------------

Wellington Management                                                                                     3,871    12.3%
Yale University                                                                                           3,158    10.0%
Morgan Stanley                                                                                            2,039     6.5%
Clarion CRA Securities                                                                                    1,747     5.6%
Third Avenue Management                                                                                   1,661     5.3%
Cliffwood Partners                                                                                        1,471     4.7%
Stanford University                                                                                       1,411     4.5%
Vanguard Group                                                                                            1,150     3.7%
State Street Corp                                                                                           799     2.5%
Barclay's Global Investors                                                                                  794     2.5%
                                                                                                         ---------------

Total of 10 Largest Institutional Shareholders                                                           18,101    57.6%
                                                                                                         ===============

Total of all Institutional Shareholders                                                                  30,361    96.6%
                                                                                                         ===============


                              Operating Partnership
                                Unit Information
                                ----------------

                                                                                                         Percent
                                                                                                      of Total O.P.
                                                                                                         Units
                                                                                                     ---------------

Managment O.P. Unit Holders                                                                          338   52.6%
Other O.P. Unit Holders                                                                              304   47.4%
                                                                                                    ------------

Total O.P. Units                                                                                     642  100.0%
                                                                                                    ============


                                    Management and Trustee Ownership
                                    --------------------------------

Common Shares (not including options)                                                                  -
O.P. Units (see above)                                                                               338
                                                                                                    -----

                                                                                                     338
                                                                                                    =====


(1) Based on most recent Schedule 13F filing
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                                     Page 6

ANNUAL SUPPLEMENTAL DISCLOSURE
  June 30, 2005


                           Statements of Operations -
                                Consolidated (1)
                       ---------------------------------
                           Current Quarter and Year-
                                     to-Date
                           --------------------------
                                 (in thousands)


                           Year-to-Date                    Current Quarter                   Previous Quarter

                            Period                              3 months                           3 months
                           ended June 30,                    ended June 30,                      ended March 31,
                                2005                              2005                               2005
                  --------------------------------- -------------------------------   ---------------------------------
                                    Discontinued                      Discontinued                       Discontinued
                  Wholly   JV's  operations Total   Wholly   JV's  Operations Total    Wholly   JV's  Operations Total
                    Owned   (2)                       Owned   (2)                        Owned   (2)
                  --------------------------------- ---------------------------------  ---------------------------------

PROPERTY REVENUES
Minimum rents     $25,622 $4,870      $358 $30,850  $13,032 $2,526      $147 $15,705   $12,590 $2,344      $211 $15,145
Percentage rents      296     20         -     316      112     10         -     122       184     10         -     194
Expense
 reimbursements     7,026  1,057       223   8,306    3,112    523        87   3,722     3,914    534       136   4,584
Other property
 income               360     16         1     377      136     11         1     148       224      5         -     229
                  ------- ------      ---- -------  ------- ------      ---- -------   ------- ------      ---- -------
                   33,304  5,963       582  39,849   16,392  3,070       235  19,697    16,912  2,893       347  20,152
                  ------- ------      ---- -------  ------- ------      ---- -------   ------- ------      ---- -------

PROPERTY EXPENSES
Property
 operating          7,219    922       214   8,355    3,045    464        64   3,573     4,174    458       150   4,782
Real estate taxes   4,441    666       134   5,241    2,093    343        68   2,504     2,348    323        66   2,737
                  ------- ------      ---- -------  ------- ------      ---- -------   ------- ------      ---- -------
                   11,660  1,588       348  13,596    5,138    807       132   6,077     6,522    781       216   7,519
                  ------- ------      ---- -------  ------- ------      ---- -------   ------- ------      ---- -------

NET OPERATING
 INCOME -
 PROPERTIES        21,644  4,375       234  26,253   11,254  2,263       103  13,620    10,390  2,112       131  12,633


OTHER INCOME
 (EXPENSE)
General and
 administrative    (3,212)     -         -  (3,212)  (1,507)     -         -  (1,507)   (1,705)     -         -  (1,705)
Property related
 home office
 expenses          (3,563)   (35)        -  (3,598)  (2,190)   (27)        -  (2,217)   (1,373)    (8)        -  (1,381)
Equity in earnings
 of Fund I
 unconsolidated
 properties             -     17         -      17        -     (2)        -      (2)        -     19         -      19
Lease termination
 income                 -      -         -       -        -      -         -       -         -      -         -       -
Interest income     1,418      8         -   1,426      941      7         -     948       477      1         -     478
Asset and property
 management income
 (3)                4,835      -         -   4,835    2,857      -         -   2,857     1,978      -         -   1,978
Property
 management
 expense             (111)     -         -    (111)     (55)     -         -     (55)      (56)     -         -     (56)
Straight-line
 rent income          299   (356)        -     (57)     157   (250)        -     (93)      142   (106)        -      36
Straight-line
 rents written
 off                  (17)     -         -     (17)       -      -         -       -       (17)     -         -     (17)
FAS 141 Rent            -     42         -      42        -     25         -      25         -     17         -      17
Abandoned project
 costs                  -    (86)        -     (86)       -    (86)        -     (86)        -      -         -       -
Hurricane related
 income (expenses)
 (4)                  479      -         -     479        -      -         -       -       479      -         -     479
Other income          105      -         -     105        1      -         -       1       104      -         -     104
                  ------- ------      ---- -------  ------- ------      ---- -------   ------- ------      ---- -------

EBIDTA             21,877  3,965       234  26,076   11,458  1,930       103  13,491    10,419  2,035       131  12,585

Depreciation and
 amortization      (7,912)(1,403)      (90) (9,405)  (3,933)  (710)      (45) (4,688)   (3,979)  (693)      (45) (4,717)
FAS 141
 Amortization           -    (75)        -     (75)       -    (27)        -     (27)        -    (48)        -     (48)
Interest expense   (5,029)(1,644)        -  (6,673)  (2,670)  (823)        -  (3,493)   (2,359)  (821)        -  (3,180)
FAS 141 Interest        -     58         -      58        -     29         -      29         -     29         -      29
Impairment of
 real estate            -      -         -       -        -      -         -       -         -      -         -       -
(Impairment loss)
 Gain on sale of
 properties             -      -      (770)   (770)       -      -      (770)   (770)        -      -         -       -
                  ------- ------      ---- -------  ------- ------      ---- -------   ------- ------      ---- -------

Income before
 minority interest  8,936    901      (626)  9,211    4,855    399      (712)  4,542     4,081    502        86   4,669

Minority interest
 - OP                (162)   (17)       12    (167)     (97)    (8)       13     (92)      (65)    (9)       (1)    (75)
Minority interest    (237)   (17)        -    (254)     (93)   (12)        -    (105)     (144)    (5)        -    (149)
                  ------- ------      ---- -------  ------- ------      ---- -------   ------- ------      ---- -------

NET INCOME         $8,537   $867     $(614) $8,790   $4,665   $379     $(699) $4,345    $3,872   $488       $85  $4,445
                   ======   ====     =====  ======   ======   ====     =====  ======    ======   ====       ===  ======


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2)The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads")

(3) Detail as follows:                                    YTD     2nd     1st
                                                                Quarter Quarter
                                                       ------- -------- -------

 Asset management fee Fund I                             $526     $263    $263
 Asset management fee Fund II                           1,500      750     750
 Property management and leasing fees - Fund I            870      564     306
 Property management/Construction/legal fees - Fund II    299      299       -
 Klaff related fees                                     1,556      981     575
 Other fees                                                84        -      84
                                                       ------- ----------------
                                                       $4,835   $2,857  $1,978
                                                       ======= ================

(4) First quarter 2005 activity represents reversal of 2004 accrual for flood related damage at the Mark Plaza following settlement with the insuarnace carrier during 2005.

ANNUAL SUPPLEMENTAL DISCLOSURE
 June 30, 2005


  Statements of Operations - Joint
         Venture Activity  (1)
--------------------------------------
 Current Quarter and Year-to-
             Date
------------------------------
(in thousands)

                                Year-to-Date                                            Current
                                                                                        Quarter

                                  Period                                               3 months
                               ended June 30,                                        ended June 30,
                                  2005                                                   2005
               ----------------------------------------------------- ---------------------------------------------------
                 AKR    Pro-    AKR    Pro-            Pro-   Pro-     AKR   Pro-    AKR    Pro-            Pro-  Pro-
                         rata          rata             rata   rata           rata          rata            rata   rata
                Fund I  share Fund II share Crossroads share  Total  Fund I  share Fund II share Crossroadsshare  Total
               ----------------------------------------------------- ---------------------------------------------------

PROPERTY
 REVENUES
Minimum rents  $13,962 $3,103  $1,437  $288    $3,017 $1,479 $4,870  $7,401 $1,645    $703  $141    $1,510  $740 $2,526
Percentage
 rents              88     20       -     -         -      -     20      44     10       -     -         -     -     10
Expense
 reimbursements  1,669    371     303    61     1,275    625  1,057     784    174     148    30       651   319    523
Other property
 income             39      9       2     1        13      6     16      36      8      (2)    -         7     3     11
                ------  -----   -----   ---     -----  -----  -----   -----  -----     ---   ---     -----------  -----
                15,758  3,503   1,742   350     4,305  2,110  5,963   8,265  1,837     849   171     2,168 1,062  3,070
                ------  -----   -----   ---     -----  -----  -----   -----  -----     ---   ---     -----------  -----

PROPERTY
 EXPENSES
Property
 operating       1,914    426   1,171   234       534    262    922     875    195     606   121       302   148    464
Real estate
 taxes             700    155     633   127       785    384    666     365     81     310    62       409   200    343
                ------  -----   -----   ---     -----  -----  -----   -----  -----     ---   ---     -----------  -----
                 2,614    581   1,804   361     1,319    646  1,588   1,240    276     916   183       711   348    807
                ------  -----   -----   ---     -----  -----  -----   -----  -----     ---   ---     -----------  -----

NET OPERATING
 INCOME -
 PROPERTIES     13,144  2,922     (62)  (11)    2,986  1,464  4,375   7,025  1,561     (67)  (12)    1,457   714  2,263


OTHER INCOME (EXPENSE)
General and
 administrative      -      -       -     -         -      -      -       -      -       -     -         -     -      -
Property
 related home
 office
 expenses         (135)   (30)    (23)   (5)        -      -    (35)   (104)   (23)    (18)   (4)        -     -    (27)
Equity in
 earnings of
 Fund I
 unconsolidated
 properties (2)     77     17       -     -         -      -     17      (7)    (2)      -     -         -     -     (2)
Lease
 termination
 income              -      -       -     -         -      -      -       -      -       -     -         -     -      -
Interest income     29      7       8     1         -      -      8      25      6       6     1         -     -      7
Asset and
 property
 management
 income              -      -       -     -         -      -      -       -      -       -     -         -     -      -
Asset and
 property
 management
 expense(3)     (1,102)     -  (1,936)    -         -      -      -    (562)     -    (998)    -         -     -      -
Straight-line
 rent income    (1,784)  (397)     11     2        78     39   (356) (1,209)  (269)      5     1        36    18   (250)
Straight-line
 rents written
 off                 -      -       -     -         -      -      -       -      -       -     -         -     -      -
FAS 141 Rent       172     38      21     4         -      -     42     107     24       7     1         -     -     25
Abandoned
 project costs       -      -    (430)  (86)        -      -    (86)      -      -    (430)  (86)        -     -    (86)
Hurricane
 related
 expenses            -      -       -     -         -      -      -       -      -       -     -         -     -      -
Other income         -      -       -     -         -      -      -       -      -       -     -         -     -      -
                ------  -----   -----   ---     -----  -----  -----   -----  -----     ---   ---     -----------  -----

EBIDTA          10,401  2,557  (2,411)  (95)    3,064  1,503  3,965   5,275  1,297  (1,495)  (99)    1,493   732  1,930

Depreciation
 and
 amortization
 (4)            (4,451)  (990)   (340)  (68)     (304)  (345)(1,403) (2,257)  (502)   (177)  (35)     (154) (173)  (710)
FAS 141
 Amortization      (84)   (19)   (280)  (56)        -      -    (75)    (34)    (8)    (93)  (19)        -     -    (27)
Interest
 expense (4)    (3,553)  (722)   (441)  (75)   (1,876)  (847)(1,644) (1,805)  (349)   (253)  (48)     (836) (426)  (823)
FAS 141
 Interest          264     58       -     -         -      -     58     132     29       -     -         -     -     29
Impairment of
 real estate         -      -       -     -         -      -      -       -      -       -     -         -     -      -
Gain on sale of
 properties          -      -       -     -         -      -      -       -      -       -     -         -     -      -
                ------  -----   -----   ---     -----  -----  -----   -----  -----     ---   ---     -----------  -----

Income before
 minority
 interest        2,577    884  (3,472) (294)      884    311    901   1,311    467  (2,018) (201)      503   133    399

Minority
 interest - OP       -    (16)      -     5         -     (6)   (17)      -     (9)      -     4         -    (3)    (8)
Minority
 interest         (142)   (32)     72    15         -      -    (17)    (75)   (17)     24     5         -     -    (12)
                ------  -----   -----   ---     -----  -----  -----   -----  -----     ---   ---     -----------  -----

NET INCOME      $2,435   $836 $(3,400)$(274)     $884   $305   $867  $1,236   $441 $(1,994)$(192)     $503  $130   $379
                ======   ==== ======= =====      ====   ====   ====  ======   ==== ======= =====      ====  ====   ====


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads").

(2) Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

-0-
*T
%%%%-DO-NOT-MODIFY-THIS-LINE-%%%%_Table_8_Start
ANNUAL SUPPLEMENTAL DISCLOSURE
 June 30, 2005


  Statements of Operations - Joint
         Venture Activity  (1)
--------------------------------------
 Current Quarter and Year-to-
             Date
------------------------------
(in thousands)


                   Previous Quarter


                   3 months
                   ended March 31,
                  2005

                  AKR   Pro-    AKR   Pro-            Pro-  Pro-
                         rata          rata           rata   rata
                Fund I  share Fund II shareCrossroadsshare  Total
                --------------------------------------------------

PROPERTY
 REVENUES
Minimum rents   $6,561 $1,458    $734 $147    $1,507  $739 $2,344
Percentage
 rents              44     10       -    -         -     -     10
Expense
 reimbursements    885    197     155   31       624   306    534
Other property
 income              3      1       4    1         6     3      5
                --------------------------------------------------
                 7,493  1,666     893  179     2,137 1,048  2,893
                --------------------------------------------------

PROPERTY
 EXPENSES
Property
 operating       1,039    231     565  113       232   114    458
Real estate
 taxes             335     74     323   65       376   184    323
                --------------------------------------------------
                 1,374    305     888  178       608   298    781
                --------------------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES      6,119  1,361       5    1     1,529   750  2,112


OTHER INCOME (EXPENSE)
General and
 administrative      -      -       -    -         -     -      -
Property
 related home
 office
 expenses          (31)    (7)     (5)  (1)        -     -     (8)
Equity in
 earnings of
 Fund I
 unconsolidated
 properties (2)     84     19       -    -         -     -     19
Lease
 termination
 income              -      -       -    -         -     -      -
Interest income      4      1       2    -         -     -      1
Asset and
 property
 management
 income              -      -       -    -         -     -      -
Asset and
 property
 management
 expense( 3)      (540)     -    (938)   -         -     -      -
Straight-line
 rent income      (575)  (128)      6    1        42    21   (106)
Straight-line
 rents written
 off                 -      -       -    -         -     -      -
FAS 141 Rent        65     14      14    3         -     -     17
Abandoned
 project costs       -      -       -    -         -     -      -
Hurricane
 related
 expenses            -      -       -    -         -     -      -
Other income         -      -       -    -         -     -      -
               --- --------------------------------------------------

EBIDTA              10  5,126  1,260    (916)   4     1,571   771  2,035

Depreciation
 and
 amortization
 (4)            (2,194)  (488)   (163) (33)     (150) (172)  (693)
FAS 141
 Amortization      (50)   (11)   (187) (37)        -     -    (48)
Interest
 expense (4)    (1,748)  (373)   (188) (27)   (1,040) (421)  (821)
FAS 141
 Interest          132     29       -    -         -     -     29
Impairment of
 real estate         -      -       -    -         -     -      -
Gain on sale of
 properties          -      -       -    -         -     -      -
               --- --------------------------------------------------

Income before
 minority
 interest        1,266    417  (1,454) (93)      381   178    502

Minority
 interest - OP       -     (7)      -    1         -    (3)    (9)
Minority
 interest          (67)   (15)     48   10         -     -     (5)
               - --------------------------------------------------

NET INCOME      $1,199   $395 $(1,406)$(82)     $381  $175   $488
               = ==================================================

   ANNUAL SUPPLEMENTAL DISCLOSURE
    June 30, 2005


Statements of Operations - Activity by Source (1)
----------------------------------------------
    (in thousands)

                       Year-to-Date                    Current Quarter                      Previous Quarter

                          Period                             3 months                         3 months
                        ended June 30,                   ended June 30,                       ended March 31,
                             2005                             2005                             2005
                      -------------------------------- -------------------------------- -------------------------

                       Retail Multi- Corporate Total    Retail Multi- Corporate Total    Retail Multi- Corporate Total
                               Family                           Family                           Family
                      -------------------------------- -------------------------------- --------------------------------

PROPERTY REVENUES
Minimum rents         $27,276 $3,574       $- $30,850  $13,898 $1,807       $- $15,705  $13,378 $1,767       $- $15,145
Percentage rents          316      -        -     316      122      -        -     122      194      -        -     194
Expense reimbursements  8,306      -        -   8,306    3,722      -        -   3,722    4,584      -        -   4,584
Other property income     185    192        -     377       65     83        -     148      120    109        -     229
                      ------- ------       -  -------  ------- ------       -  -------  ------- ------       -  -------
                       36,083  3,766        -  39,849   17,807  1,890        -  19,697   18,276  1,876        -  20,152
                      ------- ------       -  -------  ------- ------       -  -------  ------- ------       -  -------

PROPERTY EXPENSES
Property operating      6,686  1,669        -   8,355    2,762    811        -   3,573    3,924    858        -   4,782
Real estate taxes       5,077    164        -   5,241    2,422     82        -   2,504    2,655     82        -   2,737
                      ------- ------       -  -------  ------- ------       -  -------  ------- ------       -  -------
                       11,763  1,833        -  13,596    5,184    893        -   6,077    6,579    940        -   7,519
                      ------- ------       -  -------  ------- ------       -  -------  ------- ------       -  -------

NET OPERATING INCOME -
 PROPERTIES            24,320  1,933        -  26,253   12,623    997        -  13,620   11,697    936        -  12,633


OTHER INCOME (EXPENSE)
General and
 administrative             -      -   (3,212) (3,212)       -      -   (1,507) (1,507)       -      -   (1,705) (1,705)
Property related home
 office expenses            -      -   (3,598) (3,598)       -      -   (2,217) (2,217)       -      -   (1,381) (1,381)
Equity in earnings of
 Fund I unconsolidated
 properties                17      -        -      17       (2)     -        -      (2)      19      -        -      19
Lease termination
 income                     -      -        -       -        -      -        -       -        -      -        -       -
Interest income             -      5    1,421   1,426        -      5      943     948        -      -      478     478
Asset and property
 management income          -      -    4,835   4,835        -      -    2,857   2,857        -      -    1,978   1,978
Other property
 management fees          (41)   (70)       -    (111)     (20)   (35)       -     (55)     (21)   (35)       -     (56)
Straight-line rent
 income                   (57)     -        -     (57)     (93)     -        -     (93)      36      -        -      36
Straight-line rents
 written off              (17)     -        -     (17)       -      -        -       -      (17)     -        -     (17)
FAS 141 Rent               42      -        -      42       25               -      25       17               -      17
Abandoned project
 costs                    (86)     -        -     (86)     (86)     -        -     (86)       -      -        -       -
Hurricane related
 expenses                 479      -        -     479        -      -        -       -      479      -        -     479
Other income              105      -        -     105        1      -        -       1      104      -        -     104
                      ------- ------       -  -------  ------- ------       -  -------  ------- ------       -  -------

EBIDTA                 24,762  1,868     (554) 26,076   12,448    967       76  13,491   12,314    901     (630) 12,585

Depreciation and
 amortization          (8,465)  (723)    (217) (9,405)  (4,213)  (363)    (112) (4,688)  (4,252)  (360)    (105) (4,717)
FAS 141 Amortization      (75)     -        -     (75)     (27)                    (27)     (48)                    (48)
Interest expense       (6,055)  (618)       -  (6,673)  (3,177)  (316)       -  (3,493)  (2,878)  (302)       -  (3,180)
FAS 141 Interest           58      -        -      58       29                      29       29                      29
Impairment of real
 estate                     -      -        -       -        -      -        -       -        -      -        -       -
Gain on sale of
 properties              (770)     -        -    (770)    (770)     -        -    (770)       -      -        -       -
                      ------- ------       -  -------  ------- ------       -  -------  ------- ------       -  -------

Income before minority
 interest               9,455    527     (771)  9,211    4,290    288      (36)  4,542    5,165    239     (735)  4,669

Minority interest - OP   (170)   (10)      13    (167)     (87)    (6)       1     (92)     (83)    (4)      12     (75)
Minority interest        (254)     -        -    (254)    (105)     -        -    (105)    (149)     -        -    (149)
                      ------- ------       -  -------  ------- ------       -  -------  ------- ------       -  -------

NET INCOME             $9,031   $517    $(758) $8,790   $4,098   $282     $(35) $4,345   $4,933   $235    $(723) $4,445
                       ======   ====    =====  ======   ======   ====     ====  ======   ======   ====    =====  ======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.


ANNUAL SUPPLEMENTAL DISCLOSURE
 June 30, 2005


 Statements of Operations - Current v. Historical (1)
-----------------------------------------------------
(in thousands)


                     Current Quarter                         Historical               Current Year-to-Date
                                                               Quarter

                          3 months                          3 months                        Period
                     ended June 30,                    ended June 30,                    ended June 30,
                           2005                              2004                              2005
                --------------------------------- --------------------------------- ---------------------------------
                                  Discontinued                      Discontinued                   Discontinued
                Wholly   JV's  Operations Total   Wholly   JV's  Operations Total   Wholly   JV's  Operations Total
                Owned    (2)                      Owned                             Owned   (2)
                --------------------------------- --------------------------------- ---------------------------------

PROPERTY
 REVENUES
Minimum rents   $13,032 $2,526      $147 $15,705  $12,408 $2,055      $497 $14,960  $25,622 $4,870      $358 $30,850
Percentage
 rents              112     10         -     122      203      4         -     207      296     20         -     316
Expense
 reimbursements   3,112    523        87   3,722    2,953    445       176   3,574    7,026  1,057       223   8,306
Other property
 income             136     11         1     148      200      7         -     207      360     16         1     377
                --------------------------------- --------------------------------- ---------------------------------
                 16,392  3,070       235  19,697   15,764  2,511       673  18,948   33,304  5,963       582  39,849
                --------------------------------- --------------------------------- ---------------------------------

PROPERTY
 EXPENSES
Property
 operating        3,045    464        64   3,573    3,275    320       166   3,761    7,219    922       214   8,355
Real estate
 taxes            2,093    343        68   2,504    1,939    255       178   2,372    4,441    666       134   5,241
                --------------------------------- --------------------------------- ---------------------------------
                  5,138    807       132   6,077    5,214    575       344   6,133   11,660  1,588       348  13,596
                --------------------------------- --------------------------------- ---------------------------------

NET OPERATING
 INCOME -
 PROPERTIES      11,254  2,263       103  13,620   10,550  1,936       329  12,815   21,644  4,375       234  26,253


OTHER INCOME
 (EXPENSE)
General and
 administrative  (1,507)     -         -  (1,507)  (1,185)    (6)        -  (1,191)  (3,212)     -         -  (3,212)
Property related
 home office
 expenses        (2,190)   (27)        -  (2,217)  (1,237)     -         -  (1,237)  (3,563)   (35)        -  (3,598)
Equity in
 earnings of
 Fund I
 unconsolidated
 properties           -     (2)        -      (2)       -    (18)        -     (18)       -     17         -      17
Lease
 termination
 income               -      -         -       -        -      -         -       -        -      -         -       -
Interest income     941      7         -     948      485     18         -     503    1,418      8         -   1,426
Asset and
 property
 management
 income           2,857      -         -   2,857    1,007      -         -   1,007    4,835      -         -   4,835
Property
 management
 expense            (55)     -         -     (55)     (58)     -         -     (58)    (111)     -         -    (111)
Straight-line
 rent income        157   (250)        -     (93)     172   (213)        2     (39)     299   (356)        -     (57)
Straight-line
 rents written
 off                  -      -         -       -      (28)     -         -     (28)     (17)     -         -     (17)
FAS 141 Rent          -     25         -      25        -      -         -       -        -     42         -      42
Abandoned
 project costs        -    (86)        -     (86)       -      -         -       -        -    (86)        -     (86)
Hurricane
 related
 expenses             -      -         -       -        -      -         -       -      479      -         -     479
Other income          1      -         -       1       40      -         -      40      105      -         -     105
                --------------------------------- --------------------------------- ---------------------------------

EBIDTA           11,458  1,930       103  13,491    9,746  1,717       331  11,794   21,877  3,965       234  26,076

Depreciation and
 amortization    (3,933)  (710)      (45) (4,688)  (3,955)  (577)     (166) (4,698)  (7,912)(1,403)      (90) (9,405)
FAS 141
 Amortization         -    (27)        -     (27)       -      -         -       -        -    (75)        -     (75)
Interest
 expense         (2,670)  (823)        -  (3,493)  (2,445)  (634)     (316) (3,395)  (5,029)(1,644)        -  (6,673)
FAS 141
 Interest             -     29         -      29        -      -         -       -        -     58         -      58
Impairment of
 real estate          -      -         -       -        -      -         -       -        -      -         -       -
Gain on sale of
 properties           -      -      (770)   (770)     508      -         -     508        -      -      (770)   (770)
                --------------------------------- --------------------------------- ---------------------------------

Income before
 minority
 interest         4,855    399      (712)  4,542    3,854    506      (151)  4,209    8,936    901      (626)  9,211

Minority
 interest - OP      (97)    (8)       13     (92)     (70)    (8)        6     (72)    (162)   (17)       12    (167)
Minority
 interest           (93)   (12)        -    (105)    (373)     -         -    (373)    (237)   (17)        -    (254)
                --------------------------------- --------------------------------- ---------------------------------

NET INCOME       $4,665   $379     $(699) $4,345   $3,411   $498     $(145) $3,764   $8,537   $867     $(614) $8,790
                ================================= ================================= =================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads").


       ANNUAL SUPPLEMENTAL DISCLOSURE
            June 30, 2005


   Statements of Operations - Current v.
               Historical (1)
--------------------------------------------
           (in thousands)

                                     ---------------------------------

                                             Historical Year-
                                                  to-Date

                                                   Period
                                               ended June 30,
                                                    2004
                                     ---------------------------------
                                                    Discontinued
                                     Wholly   JV's  Operations Total
                                     Owned
                                     ---------------------------------

PROPERTY REVENUES
Minimum rents                        $24,712 $4,062    $1,000 $29,774
Percentage rents                         420     19         2     441
Expense reimbursements                 6,430    858       373   7,661
Other property income                    323     16         5     344
                                     ---------------------------------
                                      31,885  4,955     1,380  38,220
                                     ---------------------------------

PROPERTY EXPENSES
Property operating                     6,866    683       416   7,965
Real estate taxes                      4,121    487       318   4,926
                                     ---------------------------------
                                      10,987  1,170       734  12,891
                                     ---------------------------------

NET OPERATING INCOME - PROPERTIES     20,898  3,785       646  25,329


OTHER INCOME (EXPENSE)
General and administrative            (2,510)    (6)        -  (2,516)
Property related home office expenses (2,401)     -         -  (2,401)
Equity in earnings of Fund I
 unconsolidated properties                 -    (18)        -     (18)
Lease termination income                   -      -         -       -
Interest income                          600     18         -     618
Asset and property management income   1,552      -         -   1,552
Property management expense             (120)     -         -    (120)
Straight-line rent income                461   (306)        7     162
Straight-line rents written off          (28)     -      (114)   (142)
FAS 141 Rent                               -      -         -       -
Abandoned project costs                    -      -         -       -
Hurricane related expenses                 -      -         -       -
Other income                             196      -         -     196
                                     ---------------------------------

EBIDTA                                18,648  3,473       539  22,660

Depreciation and amortization         (7,645)(1,150)     (332) (9,127)
FAS 141 Amortization                       -      -         -       -
Interest expense                      (4,863)(1,273)     (643) (6,779)
FAS 141 Interest                           -      -         -       -
Impairment of real estate                  -      -         -       -
Gain on sale of properties               508      -         -     508
                                     ---------------------------------

Income before minority interest        6,648  1,050      (436)  7,262

Minority interest - OP                  (176)   (28)       17    (187)
Minority interest                       (461)     -         -    (461)
                                     ---------------------------------

NET INCOME                            $6,011 $1,022     $(419) $6,614
                                     =================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads").


             ANNUAL SUPPLEMENTAL DISCLOSURE
                  June 30, 2005

Net Operating Income (NOI) - Same Property Performance (1)
----------------------------------------------------------------
                  (in thousands)                                           Growth in                       Growth in
                                                                               Same                            Same
                                                                          Property NOI                    Property NOI
                                                                                -                               -
                                                                           Continuing                      Continuing
                                                                            Operations                      Operations
                                                  Notes:Current Historical  Favorable   Current Historical  Favorable
                                                         Quarter  Quarter  (unfavorable)  Year-  Year-to-  (unfavorable)
                                                                                         to-Date   Date
                                                  ----------------------------------------------------------------------


                                                        3 months 3 months               6 months 6 months
                                                          ended    ended                  ended    ended
      Reconciliation of total NOI to same property NOI: June 30, June 30,               June 30, June 30,
                                                           2005      2004                  2005      2004
                                                        ------- -----------              -------- ----------

NOI - Wholly owned properties                           $11,357   $10,879               $21,878   $21,544
NOI - Joint Ventures (Unconsolidated partnerships)   (2)  2,263     2,133                 4,375     4,103
                                                        -------   -------               -------   -------
                    Total NOI                            13,620    13,012                26,253    25,647

NOI - Properties Acquired                                   (39)        -                  (135)        -
NOI - Property sold                                        (103)     (329)                 (234)     (646)
NOI - Redevelopment Properties                                -         -                     -         -
                                                        -------   -------               -------   -------

                                                        $13,478   $12,683          6.3% $25,884   $25,001          3.5%
                                                        =======   =======          ===  =======   =======          ===


           Same property NOI by portfolio component and revenues/expenses:

                                                         Shopping Center                 Shopping Center
                                                             Portfolio                       Portfolio

                                          Revenues      $17,307   $16,538          4.6% $34,933   $33,300          4.9%
                                          Expenses        4,826     4,794         -0.7%  10,982    10,258         -7.1%
                                                        -------   -------          ---  -------   -------          ---
                                                         12,481    11,744          6.3%  23,951    23,042          3.9%
                                                        -------   -------          ---  -------   -------          ---

                                                           Residential                     Residential
                                                          Properties (2                   Properties (2
                                                            properties)                     properties)

                                          Revenues        1,890     1,928         -2.0%   3,766     3,852         -2.2%
                                          Expenses          893       989          9.7%   1,833     1,893          3.2%
                                                        -------   -------          ---  -------   -------          ---
                                                            997       939          6.2%   1,933     1,959         -1.3%
                                                        -------   -------          ---  -------   -------          ---

                                                        $13,478   $12,683          6.3% $25,884   $25,001          3.5%
                                                        =======   =======          ===  =======   =======          ===

(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.

(2) Kroger/Safeway activity grossed-up for 2004 to include 25% minority interest ($197) to be consistent with 2005 presentation. $197 and $318 for the quarter and six months ended June 30, 2004, respectively, have been added to the 2004 NOI - Joint Ventures line item.


          ANNUAL SUPPLEMENTAL DISCLOSURE
         June 30, 2005


    Funds from Operations
           ("FFO")(1)
-------------------------------
        (in thousands)                                             2005                           2004

                                        Current         Current          Previous            Historic    Historic
                                     Year-to-Date       Quarter           Quarter          Year-to-Date   Quarter

                                     Period ended      3 months ended     3 months ended   Period ended  3 months
                                                                                                           ended
Funds from operations ("FFO"): Notes June 30, 2005   June 30, 2005      March 31,           June 30,   June 30, 2005
                                                                            2005               2005
-------------------------------      -------------   --------------     -----------        -------------------------

Net Income                                 $8,790           $4,345          $4,445              $6,614       $3,764
Add back:
Depreciation of real estate and
 amortization of leasing costs:
     Wholly owned and consolidated
      subsidiaries                          7,017            3,396           3,621               7,084        3,567
     Unconsolidated
      subsidiaries                          1,231              598             633               1,121          569
Income attributable to Operating
 Partnership units                (2)         184              109              75                 187           72
Gain on sale of properties                      -                -               -                   -            -
                                     -------------   --------------     -----------        -------------------------
                    FFO - Basic            17,222            8,448           8,774              15,006        7,972
Distributions on Preferred OP
 Units                                        180               93              87                 160           88
                                     -------------   --------------     -----------        -------------------------
                  FFO - Diluted           $17,402           $8,541          $8,861             $15,166       $8,060
                                     =============   ==============     ===========        =========================

     Adjusted Funds from operations ("AFFO"):
     ----------------------------------------
Diluted FFO                               $17,402           $8,541          $8,861             $15,166       $8,060
Straight line rent, net                        21               57             (36)                (20)          67
Non real-estate depreciation                  217              112             105                 156           78
Amortization of finance costs                 501              313             188                 293           83
Amortization of cost of management
 contracts                                    366              195             171                 423          379
Tenant improvements                          (626)            (296)           (330)             (1,260)        (854)
Leasing commissions                          (360)            (206)           (154)               (363)        (137)
Capital expenditures                         (784)            (265)           (519)             (1,296)        (477)
                                     -------------   --------------     -----------        -------------------------

                           AFFO           $16,737           $8,451          $8,286             $13,099       $7,199
                                     =============   ==============     ===========        =========================

     Funds Available for Distribution ("FAD")
     ----------------------------------------
AFFO                                      $16,737           $8,451          $8,286             $13,099       $7,199
Scheduled prinicpal repayments             (1,233)            (620)           (613)             (2,245)      (1,055)
                                     -------------   --------------     -----------        -------------------------

                            FAD           $15,504           $7,831          $7,673             $10,854       $6,144
                                     =============   ==============     ===========        =========================

   Total weighted average shares and OP Units:
Basic                                      32,462           32,541          32,382              29,401       29,859
                                     =============   ==============     ===========        =========================
Diluted                                    33,244           33,310          33,177              30,438       30,842
                                     =============   ==============     ===========        =========================

        FFO per share:
FFO per share - Basic             (3)       $0.53            $0.26           $0.27               $0.51        $0.27
                                     =============   ==============     ===========        =========================
FFO per share - Diluted           (3)       $0.52            $0.26           $0.27               $0.50        $0.26
                                     =============   ==============     ===========        =========================

 AFFO per share - Basic           (3)       $0.51            $0.26           $0.25               $0.44        $0.24
                                     =============   ==============     ===========        =========================
 AFFO per share - Diluted         (3)       $0.50            $0.25           $0.25               $0.43        $0.23
                                     =============   ==============     ===========        =========================

 FAD per share - Basic            (3)       $0.47            $0.24           $0.23               $0.36        $0.20
                                     =============   ==============     ===========        =========================
 FAD per share - Diluted          (3)       $0.47            $0.24           $0.23               $0.36        $0.20
                                     =============   ==============     ===========        =========================

--------------------------------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.


         ANNUAL SUPPLEMENTAL DISCLOSURE
                June 30, 2005

              Capital Expenditures
         -------------------------------

                                                       Year-to-Date         Current                               Previous
                                                                            Quarter                                 Year

                                                                            3 months           3 months             Year
                                                                             ended              ended              ended
                                            Notes     June 30, 2005      June 30, 2005      March 31, 2005     December 31,
                                                                                                                    2004
                                                     ----------------   ----------------   ----------------   ----------------


         Leasing Commissions:                                   $360               $206               $154             $1,109
                                                     ----------------   ----------------   ----------------   ----------------

         Tenant Improvements:                                    626                296                330              2,474
                                                     ----------------   ----------------   ----------------   ----------------

         Capital Expenditures:
         Retail                                                  339                 41                298              1,789
         Residential                                             445                224                221                842
                                                     ----------------   ----------------   ----------------   ----------------
                                                                 784                265                519              2,631
                                                     ----------------   ----------------   ----------------   ----------------

         Redevelopments                                        1,471                469              1,002              2,053
                                                     ----------------   ----------------   ----------------   ----------------

         Total                                                $3,241             $1,236             $2,005             $8,267
                                                     ================   ================   ================   ================


         Expenditures for real estate
          and
           improvements as reported on
            the
           Company's Statement of Cash Flows                  $2,842                                                   $7,103
         Expenditures included in deferred leasing               360                                                    1,109
         Accrued construction costs as of period-end              39                                                       55
                                                     ----------------                                         ----------------
           costs in Statement of Cash
            Flows                                             $3,241                                                   $8,267
                                                     ================                                         ================


        QUARTERLY SUPPLEMENTAL DISCLOSURE
              June 30, 2005




       Consolidated Balance Sheets
--------------------------------------------------
             (in thousands)
                                         June 30,    December
                                            2005        31,
                                             2005        2004
                                         ---------   ---------
ASSETS

Real estate
  Land                                    $54,163     $52,472
  Buildings and improvements              363,089     356,908
  Construction in progress                    893       5,896
                                         ---------   ---------
                                          418,145     415,276
Less: accumulated depreciation           (111,693)   (105,278)
                                         ---------   ---------
  Net real estate                         306,452     309,998

Cash and cash equivalents                  30,088      13,499
Cash in escrow                              3,852       4,467
Restricted Cash                               510         612
Investments in and advances to
 unconsolidated partnerships               34,671      27,439
Investment in management contracts          4,172       3,422
Preferred equity investment                19,500           -
Rents receivable, net of $1,968 and
 $1,931 allowance, respectively             5,393       4,889
Straight-line rents receivable, net of
 $910 allowance                             5,877       5,596
Notes Receivable                           16,552      10,087
Prepaid expenses                            2,327       2,994
Deferred charges, net                      15,433      13,478
Other assets                                9,670       3,898
Assets of discontinued operations           5,253       5,268
                                         ---------   ---------

                                         $459,750    $396,343
                                         =========   =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                   $204,639    $153,361
Accounts payable and accrued expenses       5,862       7,627
Dividends and distributions payable         5,675       5,597
Due to related parties                          -           -
Share of losses in excess of investment
 in unconsolidated partnerships             9,793       9,304
Interest rate swap payable                  1,744       2,136
Other liabilities                           3,263       3,096
Liabilities of discontinued operations         99          51
                                         ---------   ---------
  Total liabilities                       231,075     171,868
                                         ---------   ---------

Minority interest in Operating
 Partnership                                9,714       5,743
Minority interests in majority owned
 partnerships                               1,808       1,808
                                         ---------   ---------
  Total minority interests                 11,522       7,551
                                         ---------   ---------

Shareholders' equity:
Common shares                                  31          31
Additional paid-in capital                222,320     222,752
Accumulated other comprehensive income     (2,557)     (3,180)
Deficit                                    (2,641)     (2,679)
                                         ---------   ---------
  Total shareholders' equity              217,153     216,924
                                         ---------   ---------

                                         $459,750    $396,343
                                         =========   =========

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                  June 30, 2005

                    Selected Operating Ratios
-----------------------------------------------------------------


                                                                        3 months ended June           6 months ended
                                                                                 30,                      June 30,
                                                                            ----------                   ---------
                                                                            2005       2004             2005      2004
                                                                        ---------  ---------         --------  --------
                         Coverage Ratios                             (1)
                         ---------------

                     Interest Coverage Ratio
EBIDTA                                                               (2) $13,491    $11,794          $26,076   $22,660
Divided by Interest expense                                                3,493      3,395            6,673     6,779
                                                                        ---------  ---------         --------  --------
                                                                            3.86  x    3.47 x           3.91  x   3.34 x

                      Fixed Charge Coverage Ratio
EBIDTA                                                                   $13,491    $11,794          $26,076   $22,660
Divided by ( Interest expense                                              3,493      3,395            6,673     6,779
                 + Preferred Dividends)                          (2,)(3)      93         88              180       160
                                                                        ---------  ---------         --------  --------
                                                                            3.76  x    3.39 x           3.81  x   3.27 x

                   Debt Service Coverage Ratio
EBIDTA                                                                   $13,491    $11,794          $26,076   $22,660
Divided by ( Interest expense                                              3,493      3,395            6,673     6,779
                 + Principal Amortization)                           (4)     620      1,055            1,233     2,245
                                                                        ---------  ---------         --------  --------
                                                                            3.28  x    2.65 x           3.30  x   2.51 x

                          Payout Ratios
                          -------------

                        FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid                      $5,584     $4,778          $11,139    $9,556
FFO                                                                  (2)   8,541      8,060           17,402    15,166
                                                                        ---------  ---------         --------  --------
                                                                              65%        59%              64%       63%

                        AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                      $5,584     $4,778          $11,139    $9,556
AFFO                                                                 (2)   8,451      7,199           16,737    13,099
                                                                        ---------  ---------         --------  --------
                                                                              66%        66%              67%       73%
                        FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                      $5,584     $4,778          $11,139    $9,556
FAD                                                                  (2)   7,831      6,144           15,504    10,854
                                                                        ---------  ---------         --------  --------
                                                                              71%        78%              72%       88%

                         Overhead Ratios
                         ---------------

                    G&A/Real Estate Revenues
General and Administrative expense                                        $1,507     $1,191           $3,212    $2,516
Real Estate Revenues (Includes pro-rata JV)                               19,697     18,948           39,849    38,220
                                                                        ---------  ---------         --------  --------
                                                                               8%         6%               8%        7%

General and Administrative expense                                        $1,507     $1,191           $3,212    $2,516
Real Estate Revenues (Includes 100% JV)                                   27,909     24,030           55,691    50,811
                                                                        ---------  ---------         --------  --------
                                                                               5%         5%               6%        5%

                         Leverage Ratios
                         ---------------

Debt/Total Market Capitalization
Debt                                                                 (5)$262,547   $255,008
Total Market Capitalization                                              866,550    668,048
                                                                        ---------  ---------
                                                                              30%        38%


Debt + Preferred Equity (Preferred O.P. Units)                          $268,127   $260,588
Total Market Capitalization                                              866,550    668,048
                                                                        ---------  ---------
                                                                              31%        39%

                                                                        ----------
Notes:

(1) Quarterly results for 2005and 2004 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2) 2005 activity includes the $479 reversal of a 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during 2005.

   Excluding the effects of this settlement, the impact on the year-to-date 6/30/05 ratios would be as follows:

                                                                         EBIDTA       FFO      AFFO    FAD
As reported                                                              $26,076    $17,402  $16,737 $15,504
Adjustment                                                                  (479)      (479)    (479)   (479)
                                                                        ---------  --------- ----------------
Adjusted                                                                  25,597     16,923   16,258  15,025
                                                                        =========  ========= ================
Ratios                                                                    3.75x          66%      69%     74%
                                                                        =========
                                                                          (Fixed-            (Payouts)
                                                                          charge)

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) Includes the Company's pro-rata share of joint venture principal amortization.

(5)  Includes the Company's pro-rata share of joint venture debt.


      ANNUAL SUPPLEMENTAL DISCLOSURE
      June 30, 2005

Portfolio Debt - Consolidated Summary
  (amounts in thousands)




                                               % of
                                            Wholly-Owned     % of                                Weighted
                                               and         Wholly-    % of Total     Outstanding   Avg.
                                           Unconsolidated   Owned
                                     NotesCombined Basis    Only      Portfolio        Balance   Int. Rate
                                                (1)
                                     ----------------------------------------------------------------------
Consolidated Debt
Fixed-Rate Debt                        (2)            78%        75%          58%      $153,382       5.94%
Variable-Rate Debt                     (2)            22%        25%          20%        51,258       4.81%
                                                      --         --           --         ------       ----

Total Consolidated Debt                              100%       100%          78%       204,640       5.66%
                                                     ===        ===           ==        =======       ====

Unconsolidated Debt (Joint Ventures)
Fixed-Rate Debt (1)                                                           20%        52,193       5.78%
Variable-Rate Debt (1)                                                         2%         5,714       4.48%
                                                                               -          -----       ----

Total Unconsolidated Debt                                                     22%        57,907       5.65%
                                                                               -          -----       ----

             Total Debt                                                      100%      $262,547       5.66%
                                                                             ===       ========       ====



Notes

(1) The Company is not required to, nor does it consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.

(2) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                         June 30, 2005

                     Debt Analysis - Consolidated Debt
                         (amounts in thousands)
                                                             Principal               Variable
                                                            Balance at       InterestRate as Maturity
                                                                                        of
   Property          Lender                  % of    Notes   June 30,           Rate June 30,   Date
                                            Porfolio            2005                   2005
   -----------------------------------------------------------------------------------------------------

   FIXED-RATE DEBT
   ------------------

   Merrillville Plaza SunAmerica Life Insurance Co.            $13,083  6.46%                  7/1/2007
   GHT Apartments    Bank of America, N.A.                      10,648  7.55%                  1/1/2011
   Colony Apartments Bank of America, N.A.                       5,324  7.55%                  1/1/2011
   239 Greenwich     RBS Greenwich Capital
    Avenue                                                      16,000  5.19%                  6/1/2013
   New Loudon Center RBS Greenwich Capital                      15,000  5.64%                  9/6/2014

   Interest rate     Bank of America, N.A.                                                   Various
    swaps                                                (1)    93,327  5.77%
                                                            ----------- -----

   TOTAL FIXED-RATE DEBT                         75%           153,382  5.94%
                                                            ----------- -----

   VARIABLE-RATE DEBT                                                    Current
                                                                          LIBOR         3.40%
   ---------------------------------------

   Elmwood Park      Washington Mutual Bank, F.A.                       L+
    Shopping Center                                      (2)    20,000           150    4.90%11/22/2007
   Soundview         Bank of America, N.A.                              L+
    Marketplace                                          (3)     8,411           140    4.80% 12/1/2008
   Bloomfield Town   Bank of America, N.A.                              L+
    Square                                               (4)                     130    4.70%  6/1/2010
   Walnut Hill Plaza Bank of America, N.A.               (4)            L+       130    4.70%  6/1/2010
   Hobson West Plaza Bank of America, N.A.               (4)    32,000  L+       130    4.70%  6/1/2010
   Marketplace of    Bank of America, N.A.                              L+
    Absecon                                              (4)                     130    4.70%  6/1/2010
   Village ApartmentsBank of America, N.A.               (4)            L+       130    4.70%  6/1/2010
   Bradford Towne    Washington Mutual Bank, F.A.                       L+
    Center                                                       5,534           150    4.90%  4/1/2011
   Ledgewood Mall    Washington Mutual Bank, F.A.               23,981  L+       150    4.90%  4/1/2011
   Abington Towne    Bank of America, N.A.                              L+
    Center                                                                       140    4.80% 6/29/2012
   Branch Shopping   Bank of America, N.A.                              L+
    Center                                                                       140    4.80% 6/29/2012
   Methuen Shopping  Bank of America, N.A.                              L+
    Center                                                      44,485           140    4.80% 6/29/2012
   Gateway Shopping  Bank of America, N.A.                              L+
    Center                                                                       140    4.80% 6/29/2012
   Town Line Plaza   Bank of America, N.A.                              L+       140    4.80% 6/29/2012
   Village Commons   Bank of America, N.A.                              L+
    Shopping Center                                      (5)    10,174           140    4.80% 6/29/2012

   Interest rate     Bank of America, N.A.
    swaps                                                      (93,327)
                                                            -----------

   TOTAL VARIABLE-RATE DEBT                      25%            51,258  L+       141    4.81%
                                          ----------        -----------              --------

   TOTAL PORTFOLIO DEBT                         100%          $204,640                  5.66%
                                          ==========        ===========              ========

   Notes:
   ------------------
   (1) The Company has hedged it's variable-rate debt with variable to fixed-rate swap agreements as follows:

   Notional principal     All-in Rate      Spread Swap rate Forward Start   Maturity Date
                                                                 Date
   -----------------------------------------------------------------------------------------
              37,444                 5.76%   1.41%     4.35%      n/a              1/1/2011
              20,000                 5.94%   1.41%     4.53%      n/a             10/1/2006
              15,271                 5.73%   1.41%     4.32%      n/a              1/1/2007
              11,813                 5.52%   1.41%     4.11%      n/a              1/1/2007
               8,799                 5.88%   1.41%     4.47%      n/a              6/1/2007
   ---------------------------------------------------------
             $93,327                 5.77%   1.41%     4.36%
   =========================================================


   The Company has hedged future variable-rate debt with forward-starting variable to fixed-
    rate swap agreements as follows:

              $4,640                 6.12%   1.41%     4.71%10/2/2006              1/1/2010
              11,410                 6.31%   1.41%     4.90%10/2/2006             10/1/2011
               8,434                 6.55%   1.41%     5.14% 6/1/2007              3/1/2012
   ---------------------------------------------------------
             $24,484                 6.35%   1.41%     4.94%
   =========================================================

(2) This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 150 basis points (3.30% all-in rate floor).

(3)  There is an additional $5,000 available under this facility.

(4)  There is an additional $33,000 available under this facility.

(5)  There is an additional $969 available under this facility.

ANNUAL SUPPLEMENTAL DISCLOSURE
June 30, 2005
Debt Analysis - Unconsolidated Debt (Joint Ventures)



                                                                  Acadia  PrincipalAcadia's           Variable
                                                                   Realty
                               Lender/                             Trust  Balance  Prorata    InterestRate as Maturity
                                                                              at                         of
 FIXED-RATE DEBT               Joint Venture Partner             Ownership June 30,  Share        Rate June 30, Date
                                                                             2005                       2005
 ------------------------------------------------------------------------------------------   --------------------------

 Crossroads Shopping Center    JPMorgan Chase Bank                   49.0% $64,000 $31,360       5.37%        12/1/2014
                                 Heyman-Greenburgh Associates LLC and
                                 RMC Development Company LLC
 Brandywine Town Center        UBS Warburg Real Estate
                                Investments, Inc./                   22.2%  30,000   6,667       4.69%        2/11/2008
                                 Fund I
 Kroger Portfolio (1)          Cortlandt Deposit Corporation/        16.7%   9,900   1,650       6.62%         2/1/2009
                                 Fund I
 Safeway Portfolio (1)         Cortlandt Deposit Corporation/        16.7%   9,785   1,631       6.51%        1/15/2009
                                 Fund I
 Brandywine Town Center        UBS Warburg Real Estate
                                Investments, Inc./                   22.2%  21,136   4,697       7.01%        7/11/2012
                                 Fund I
 Market Square Shopping Center UBS Warburg Real Estate
                                Investments, Inc./                   22.2%  16,050   3,567       7.32%        6/11/2012
                                 Fund I
 Amherst Marketplace           The Ohio National Life Insurance Company/
                                 Fund I                              22.2%   4,744   1,054       8.20%         6/1/2022
 Sheffield Crossing            Canada Life Insurance Company/
                                 Fund I                              22.2%   7,053   1,567       8.00%         1/1/2023
                                                                          -----------------   --------

 TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED DEBT                   162,668  52,193       5.78%
                                                                          -----------------   --------


 VARIABLE-RATE DEBT
 ----------------------------------------------------------------


 Haygood Shopping Center (2)   GECC
                                 Fund I                              11.1%   6,055     673  L+    325    6.65% 9/7/2005
 Sterling Heights Shopping     Wells Fargo Bank, NA
  Center (2)
                                 Fund I                              11.1%   4,388     488  L+    300    6.40% 8/1/2005
 Granville Center              Bank One, NA/
                                 Fund I                              22.2%   5,648   1,255  L+    200    5.40%10/5/2007
 400 East Fordham Road (3)     Bank of China
                                 Fund II                             18.3%  18,000   3,298  L + 175      3.40%11/1/2010
                                                                          -----------------

 TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE UNCONSOLIDATED DEBT                 34,091   5,714       4.48%
                                                                          -----------------   --------

 TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT                         $196,759 $57,907               5.65%
                                                                          =================           ========


 Notes:
 ------------------------------

(1) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 22.22%, or 16.7%.

(2) Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 22.22%, or 11%.

(3)  Fund II is a 91.6% joint venture partner on this investment. As such, Fund
     II's pro-rata share of the above debt is 91.6% x 20%, or 18.3%.


     ANNUAL SUPPLEMENTAL DISCLOSURE
       June 30, 2005

         Future Debt Maturities
----------------------------------------
             (in thousands)                                          Weighted Average Interest Rate of
                                                                      Maturing Debt
                                                             -----------------------------------------



     Consolidated Debt
                             Scheduled
            Year            AmortizationMaturities   Total    Total Debt Fixed-Rate Variable-Rate Debt
                                                                             Debt
------------------------------------------------------------------------------------------------------
                       2005        $864        $-       $864         n/a        n/a               n/a
                       2006       2,186         -      2,186         n/a        n/a               n/a
                       2007       3,865    32,519     36,384        5.33%      6.46%             4.63%
                       2008       4,458     7,976     12,434        4.51%       n/a              4.51%
                       2009       5,156         -      5,156         n/a        n/a               n/a
         Thereafter              13,778   133,838    147,616        5.03%      6.16%             4.52%
                            ------------ -------- -------------
                                $30,307  $174,333   $204,640
                            =========== ========= =============


Unconsolidated Debt (Joint Ventures) (1)



                       2005         103     1,159      1,262        6.32%       n/a              6.32%
                       2006       1,019         -      1,019         n/a        n/a               n/a
                       2007       1,031     1,187      2,218        5.21%       n/a              5.21%
                       2008       1,422     6,667      8,089        4.69%      4.69%              n/a
                       2009       1,469         -      1,469         n/a        n/a               n/a
         Thereafter               5,081    38,769     43,850        5.67%      5.74%             4.94%
                            ----------- --------- -------------
                                $10,125   $47,782    $57,907
                            =========== ========= ============



------------------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
            1st Quarter 2005        $96
            2nd Quarter 2005        101
            3rd Quarter 2005          -
            4th Quarter 2005          -
                            ------------

                Year-to-Date       $197
                            ============



(1) The above amounts represent the Company's pro-rata share of joint venture mortgage debt.

          ANNUAL SUPPLEMENTAL DISCLOSURE
            June 30, 2005


       Unencumbered Properties
-------------------------------------



               Center                   Location       GLA
-------------------------------------------------------------

Blackman Plaza                       Wilkes-Barre,
                                      PA             121,341

Crescent Plaza                       Brockton, MA    218,277

Greenridge Shopping Center           Scranton, PA    194,785

Luzerne Street Shopping Center       Scranton, PA     58,089

Mad River Station                    Dayton, OH      155,739

Mark Plaza                           Edwardsville,
                                      PA             213,689

Pacesetter Park Shopping Center      Ramapo, New
                                      York            96,698

Pittston Plaza                       Pittston, PA     79,494

Plaza 422                            Lebanon, PA     155,026

Route 6 Plaza                        Honesdale, PA   175,507

Total GLA of Unencumbered Properties               1,468,645
                                                   ==========

Total net operating income for the year ended December 31,
 2004
  associated with unencumbered properties             $7,103
                                                   ==========



        ANNUAL SUPPLEMENTAL DISCLOSURE
         June 30, 2005

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
------------------------------------------------------------



Item               Notes Description
--------------------------------------------------------

Date formed              September 2001

Capital commitment       $90 million

Funding                  $86.5   funded through June 30, 2005
                          million

Partnership
 structure

            Equity       22.22% - Acadia
      Contribution:
                         77.78% - Four institutional investors (current significant shareholders in Acadia as well)

  Cash flow distribution:22.22% - Acadia
                         77.78% - Four institutional investors

           Promote:      20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                         Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia           Asset management fee equal to 1.5% of total committed capital ($70 million which excludes Acadia's $20 million))

                         Property management fee equal to 4% of gross property revenues

                         Market rate leasing fees

                         Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


       ANNUAL SUPPLEMENTAL DISCLOSURE
       June 30, 2005

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
----------------------------------------------------------------



Item              Notes Description
----------------------------------------------------

Date formed             June 15, 2004

Properties owned        New York City Urban/Infill redevelopment projects:
                        Fordham Place
                        Pelham Manor Shopping Plaza

Partnership structure

           Equity       20% - Acadia
     Contribution:
                        80% - Six institutional investors (Three are current
                                 shareholders in Acadia as well)

 Cash flow distribution:20% - Acadia
                        80% - Six institutional
                         investors

          Promote:      20% to Acadia once all partners (including Acadia) have received 8%
                        preferred return and return of equity

                        Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia          Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million,
                        therafter on $240 million which excludes Acadia's $60 million)


                        Property management fee equal to 4% of gross property revenues

                        Market rate leasing fees

                        Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


        ANNUAL SUPPLEMENTAL DISCLOSURE
        June 30, 2005

Retailer Controlled Property ("RCP") Venture - Overview
------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR,
    Funds I and II are anticipated to invest a total of $60 million equity. ***



Item              Notes Description
----------------------------------------------------

Date formed             January 2004

Targeted investments    The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investements    Mervyn's Department Stores

Partnership structure

           Equity       Up to $300 million of total equity
     Contribution:

                        Up to 20% ($60 million) - AKR Fund I ($20 milion) and Fund II ($40 million)

                        80% - Klaff Realty LP and Lubert-Adler

 Cash flow distribution:20% - AKR Funds
                        80% - Four institutional investors

          Promote:      20% to Klaff once all partners (including Klaff) have received 10%
                        preferred return and return of equity
                        (50% of first $40 million of AKR Fund equity is not subject to this promote)

                        Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia          Property management fees

                        Market rate leasing fees and construction/project management

                        Disposition fees

    ANNUAL SUPPLEMENTAL DISCLOSURE
        June 30, 2005

  AKR Fund I Properties - Detail
--------------------------------


               ------------------------------------------------------------------------------------------------------------------
               Fund I's                                                                                     Annualized Base Rent
               Ownership    Gross Leasable Area       Occupancy                 Annualized Base Rent        per Occupied Square
                                                                                                                     Foot
                        ---------------------------------------------------------------------------------------------------------
                       % Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
               ------------------------------------------------------------------------------------------------------------------



    Midwest
---------------

Ohio
---------------

Amherst
 Marketplace        100%   76,737   3,200    79,937 100.00%100.00%100.00%   $795,711    $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre             100%   90,047  41,496   131,543  38.81% 58.80% 45.12%    402,085    268,599     670,684  11.51  11.01  11.30
Sheffield
 Crossing           100%   69,659  42,875   112,534 100.00% 90.67% 96.45%    761,278    385,647   1,146,925  10.93   9.92  10.57
                        ---------------------------------------------------------------------------------------------------------
Total - Midwest
     Region               236,443  87,571   324,014  76.70% 75.91% 76.48%  1,959,074    688,650   2,647,724  10.80  10.36  10.68
                        ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------

Delaware
---------------
Brandywine Town
 Center (1)         100%  719,521       -   719,521 100.00%     - 100.00% 10,822,195          -  10,822,195  15.04      -  15.04
Market Square
 Shopping
 Center             100%   39,050  63,712   102,762 100.00%100.00%100.00%    515,375  1,569,534   2,084,909  13.20  24.63  20.29
                        ---------------------------------------------------------------------------------------------------------
 Total - Mid-
    Atlantic              758,571  63,712   822,283 100.00%100.00%100.00% 11,337,570  1,569,534  12,907,104  14.95  24.63  15.70
                        ---------------------------------------------------------------------------------------------------------

    Various
---------------
 Kroger/Safeway
  Portfolio (25
  Properties)        75%1,018,100       - 1,018,100 100.00%     - 100.00%  8,664,352          -   8,664,352   8.51      -   8.51
                        ---------------------------------------------------------------------------------------------------------


   Subtotal - Fund I
  Operating Properties  2,013,114 151,283 2,164,397  97.26% 86.05% 96.48% 21,960,996  2,258,184  24,219,180  11.22  17.35  11.60
                        ---------------------------------------------------------------------------------------------------------

 Fund I Redevelopment
       Properties
------------------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)          50%   90,400  64,438   154,838  77.88% 22.70% 54.92%    281,600    139,954     421,554   4.00   9.57   4.96
Tarrytown
 Shopping
 Center (New
 York)               50%   15,462  20,076    35,538 100.00% 41.70% 67.07%    475,000    263,969     738,969  30.72  31.53  31.01
 Hitchcock
  Plaza (South
  Carolina)          90%  135,775  98,563   234,338  36.31% 68.27% 49.75%    342,607    486,810     829,417   6.95   7.23   7.11
Pine Log Plaza
 (South
 Carolina)           90%   23,184  11,880    35,064 100.00% 73.23% 90.93%     69,552     64,050     133,602   3.00   7.36   4.19
Haygood
 Shopping
 Center
 (Virginia)          50%   78,880  79,349   158,229  65.64% 72.42% 69.04%     85,200    787,379     872,579   1.65  13.70   7.99
                        ---------------------------------------------------------------------------------------------------------
   Subtotal - Fund I
     Redevelopment
       Properties         343,701 274,306   618,007  61.14% 57.04% 59.32%  1,253,959  1,742,162   2,996,121   5.97  11.14   8.17
---------------------------------------------------------------------------------------------------------------------------------

                        ---------------------------------------------------------------------------------------------------------
 Fund I Grand
      Total             2,356,815 425,589 2,782,404  91.99% 67.35% 88.23%$23,214,955 $4,000,346 $27,215,301 $10.71 $13.96 $11.09
                        ---------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Does not include approximately 230,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.


         ANNUAL SUPPLEMENTAL DISCLOSURE
            June 30, 2005

                                      FUND
                                       I
              Top 10 Tenants - Ranked by Annualized Base Rent
----------------------------------------------------------------
                                                                     Percentage of Total
                                                                    Represented by Tenant
                                                                ------------------------------
                               Number of
                               Stores in    Total   Annualized    Total     Annualized Base
                                                        Base
Ranking        Tenant         JV Portfolio   GLA      Rent (1)  Portfolio      Rent (2)
                                                                 GLA( 2)
----------------------------------------------------------------------------------------------

     1 Safeway (3)                     13   467,300  $3,248,239     20.1%                13.6%
     2 Kroger (4)                      13   595,166   3,250,025     25.6%                13.6%
     3 Lowe's                           1   140,000   1,925,000      6.0%                 8.0%
     4 Access Group                     1    75,841   1,501,474      3.3%                 6.3%
     5 Giant Eagle                      2   135,896   1,416,291      5.8%                 5.9%
       Transunion Settlement
     6  (5)                             1    39,714     911,376      1.7%                 3.8%
     7 Bed, Bath & Beyond               1    50,977     868,426      2.2%                 3.6%
     8 Regal Cinema                     1    65,641     861,210      2.8%                 3.6%
     9 Target                           1   138,000     800,000      5.9%                 3.3%
    10 Dick's Sporting Goods            1    50,000     700,000      2.1%                 2.9%
                              ----------------------------------------------------------------

                Total                  35 1,758,535 $15,482,041     75.6%                64.7%
                              ================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) GLA does not include approximately 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

(3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(5)  Subsidiary of Transunion

                           ANNUAL SUPPLEMENTAL DISCLOSURE
                                   June 30, 2005

                  Fund I - Current Valuation of Acadia's Interest
      ------------------------------------------------------------------------


                                                                                       Notes
                                                                              ------------------------

      Debt as of June 30, 2005                                                   (1)$104,616

      Equity                                                                          86,500
                                                                                    ---------

      Total Asset Cost                                                               191,116
                                                                                    ---------


      Fund NOI for the quarter ended June 30, 2005                               (2)   3,309
                                                                                          x 4
                                                                                    ---------

      Annualized NOI                                                                  13,236

      Current terminal value cap rate range                                             6.50%    7.00%    7.50%    8.00%
                                                                                    ------------------------------------

      Value                                                                         $203,631 $189,086 $176,480 $165,450

      Add assets valued at percentage of cost (3)                                     93,188   81,540   69,891   46,594
                                                                                    ------------------------------------

      Gross Asset Value (GAV)                                                        296,819  270,625  246,371  212,044
                                                                                    ------------------------------------

      Profit (GAV - Total Asset Cost)                                                105,703   79,509   55,255   20,928

                                   Acadia Promote
      ------------------------------------------------------------------------------------------------------------------
      General Partner (Acadia) 20% Promote (4)                                       $21,141  $15,902  $11,051   $4,186
      Per share                                                                        $0.63    $0.48    $0.33    $0.13
      ------------------------------------------------------------------------------------------------------------------

                                Total Acadia Profit
      General Partner (GP) promote                                                   $21,141  $15,902  $11,051   $4,186
      Acadia's pro-rata share as an investor - 22% of
        remaining profit after GP promote                                             18,790   14,134    9,822    3,720

      ------------------------------------------------------------------------------------------------------------------
      Total Acadia Profit                                                            $39,930  $30,035  $20,873   $7,906
      Per share                                                                        $1.20    $0.90    $0.63    $0.24
      ------------------------------------------------------------------------------------------------------------------


Notes:
------------------------------------------------------------------------------------------------------------------------
 Notes:
   (1) Joint venture debt per "Debt Analysis - Detial"                              $196,759
         Less Non-Fund I debt:
                  Crossroads                                                         (64,000)
                  Fordham                                                            (18,000)
                  Kroger/Safeway @25%                                                 (4,921)
                  Haygood and Sterling @ 50%                                          (5,222)
                                                                                    ---------
                                                                                    $104,616
                                                                                    =========

   (2) Fund I 2nd quarter NOI per "Operating Statement - JV Activity"                  $7,025
         Less Kroger/Safeway 2nd quarter NOI                                          (3,468)
         Less Hitchcok and Tarrytown NOI - valued based on cost below                   (248)
                                                                                    ---------
                                                                                      $3,309
                                                                                    =========

   (3) The below re-developments are being valued at a range of % of cost as they are not currently stabilized.
      NOI for Hitchcock and Tarrytown have been adjusted out of NOI above.
      NOI for Haygood and Sterling are included in "Equity in earnings of Fund I unconsolidated properties" line item and therefore not included in NOI above.

                                                                               % of
                                                                               Cost:     200%     175%     150%     100%
                                                                                    ------------------------------------
       Kroger/Safeway - valued at current debt balance                               $29,526  $25,835  $22,145  $14,763
           At 100% of cost, the net value is $0 psf as the cost matches the debt balance included in footnote 1 above. At 200% of cost, the net value is $15 psf.
       Mervyn's (Fund I's share of cost)                                              24,560   21,490   18,420   12,280
       Hitchcock/Pine Log                                                             16,000   14,000   12,000    8,000
       Tarrytown                                                                       6,500    5,688    4,875    3,250
       Haygood                                                                        10,400    9,100    7,800    5,200
       Sterling                                                                        6,200    5,425    4,650    3,100
                                                                                    ------------------------------------
                                                                                     $93,188  $81,540  $69,891  $46,594
                                                                                    ====================================

(4) Assumes operating cash flow is equal to the limited partners 9% preferred returns.

   ANNUAL SUPPLEMENTAL DISCLOSURE
        June 30, 2005

Kroger/Safeway
   Portfolio
--------------


                           Kroger locations                Safeway
                                                           locations
              --------------------------------------------------------

                               Cary, NC                  Atlanta, TX
                            Cincinnati, OH              Batesville, AR
                              Conroe, TX                  Benton, AR
                            Great Bend, KS               Carthage, TX
                             Hanrahan, LA               Little Rock,
                                                              AR
                           Indianapolis, IN              Longview, WA
                              Irving, TX                 Mustang, OK
                              Pratt, KS                  Roswell, NM
                             Roanoke, VA                 Ruidoso, NM
                            Shreveport, LA              San Ramon, CA
                        Wichita, KS (2 stores)          Springerville,
                                                              AZ
                                                          Tucson, AZ
                                                          Tulsa, OK








General note: As all of these leases are triple- net, Acadia has no property management responsibilities for these locations.

     ANNUAL SUPPLEMENTAL DISCLOSURE
           June 30, 2005

   AKR Fund II
   Properties -
      Detail
------------------


                  ------------------------------------------------------------------------------------------------------
                  Fund I's                                                                             Annualized Base
                                                                                                             Rent
                  Ownership  Gross Leasable Area     Occupancy               Annualized Base Rent       per Occupied
                                                                                                          Square Foot
                           ---------------------------------------------------------------------------------------------
                          %Anchors  Shops   Total  Anchors Shops  Total  Anchors    Shops     Total   Anchors Shops Total
                  ------------------------------------------------------------------------------------------------------


  Fund II Redevelopment
         Properties
---------------------------
400 East Fordham
 Road                   90%100,703  16,652 117,355 100.00%100.00%100.00%  275,000   366,608   641,608   2.73 22.02 5.47
Sherman Avenue          90%134,773       - 134,773 100.00%     - 100.00%1,337,368         - 1,337,368   9.92     - 9.92
Pelham Manor
 Shopping Center
 (1)                    90%      - 398,775 398,775      -  92.68% 92.68%        - 2,403,205 2,403,205      -  6.50 6.50
                  ------------------------------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------------------
  Fund II Redevelopment
         Properties        235,476 415,427 650,903 100.00% 92.97% 95.52%1,612,368 2,769,813 4,382,181   6.85  7.17 7.05
                           ---------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.

     ANNUAL SUPPLEMENTAL DISCLOSURE
           June 30, 2005

                                    Retail
                                  Properties -
                                    Summary
                                    Listing
                                 -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                 Year                      Grocery   Other Anchor  Annualized Annualized
                                                                            Anchor
                                                Constructed(C)   Occupancy Current  Current Lease     Base       Base
                                                                           Lease and      and
         Shopping Center           Location   Acquired(A)   GLA            Option      Option         Rent     Rent psf
                                                                        %  Expiraton   Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
----------------------------------------------

            New York

Soundview Marketplace            Port                                     King      Clearview
                                 Washington                               Kullen    Cinema
                                                 1998 (A)183,630      93% 2007/2022 2010/2030    $2,826,915     $16.58

Village Commons Shopping Center  Smithtown                                          Daffy's
                                                 1998 (A) 87,306     100%            2008/2028     2,133,316      24.43
                                                                                    Walgreens 2021/--

Branch Shopping Plaza            Smithtown                                 Waldbaum's (A&P)
                                                 1998 (A)125,724     100%  2013/2028               2,384,741      18.97

New Loudon Center                Latham                                    Price     Marshalls
                                                                           Chopper   2014/2009
                                                 1982 (A)255,826     100%  2015/2035               1,710,117       6.68
                                                                                     Bon Ton
                                                                                     Department
                                                                                     Store 2014/2034
                                                                                     Raymor &
                                                                                     Flanigan Furniture
                                                                                     2019/2034
Pacesetter Park Shopping Center  Pomona                                    Stop & Shop
                                                                           (Ahold)
                                                 1999 (A) 96,698      98%  2020/2040               1,094,104      11.59

           New Jersey

Elmwood Park Shopping Center     Elmwood Park                             Pathmark  Walgreen's
                                                 1998 (A)149,085      98%  2017/2052 2022/2062     3,233,839      22.16

Marketplace of Absecon           Absecon                                  Acme      Eckerd Drug
                                                 1998 (A)105,093      97%  2015/2055 2020/2040     1,645,433      16.22

Ledgewood Mall                   Ledgewood                                          Wal-mart
                                                 1983 (A)517,632      86%           2019/2049     4,262,524       9.57
                                                                                    Macy's 2010/2025
                                                                                    The Sports'
                                                                                    Authority
                                                                                    2007/2037
                                                                                    Circuit City
                                                                                    2020/2040
                                                                                    Marshalls
                                                                                    2007/2027


NEW ENGLAND REGION
----------------------------------------------

           Connecticut

Town Line Plaza                  Rocky Hill                               Stop &    Wal-mart (not
                                                                           Shop      owned)
                                                 1998 (A)206,178     100%  2023/2063               1,579,274      14.50

239 Greenwich Avenue             Greenwich                                          Restoration
                                                                                     Hardware
                                                 1998 (A) 16,834     100%            2015/2025     1,286,069      76.40

          Massachusetts

Methuen Shopping Center          Methuen                                  DeMoulas  Wal-mart
                                                                           Market    2011/2051
                                                 1998 (A)130,238     100%  2005/2015                 828,772       6.36

Crescent Plaza                   Brockton                                 Shaw's    Home Depot
                                                 1984 (A)218,277      93%  2012/2042 2021/2056     1,529,375       7.52

          Rhode Island

Walnut Hill Plaza                Woonsocket                               Shaw's    Sears
                                                 1998 (A)286,225     100%  2013/2043 2008/2033     2,462,297       8.60

             Vermont

The Gateway Shopping Center      Burlington      1999 (A)101,861      95% Shaw's                   1,746,828      18.04
MIDWEST REGION                                                            2024/2054
----------------------------------------------

            Illinois

Hobson West Plaza                Naperville                                Bobak's
                                                                           Market and
                                                 1998 (A) 99,044     100%  Restaurant
                                                                           2007/2032               1,209,049      12.23
                                                                           (specialty
                                                                           grocery)
             Indiana

Merrillville Plaza               Merrillville                                        TJ Maxx
                                                 1998 (A)235,605      98%            2009/2014     2,583,071      11.23
                                                                                     JC Penney
                                                                                     2008/2018
                                                                                     OfficeMax
                                                                                     2008/2028

            Michigan

Bloomfield Town Square           Bloomfield                                Costco    TJ
                                  Hills                                    (not      Maxx
                                                 1998 (A)217,266      95%  owned)    2009/2014    2,821,833      13.68
                                                                                     Marshall's
                                                                                     2011/2026
                                                                                     Home Goods
                                                                                     2010/2025

              Ohio

Mad River Station                Dayton                                              Babies "R" Us
                                                 1999 (A)155,739      80%            2010/2020     1,490,712      12.03
                                                                                     Office Depot
                                                                                     2005/2010

     ANNUAL SUPPLEMENTAL DISCLOSURE
           June 30, 2005

                                    Retail
                                  Properties -
                                    Summary
                                    Listing
                                 -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                 Year                      Grocery   Other Anchor  Annualized Annualized
                                                                            Anchor
                                                Constructed(C)   Occupancy Current  Current Lease     Base       Base
                                                                           Lease and      and
         Shopping Center           Location   Acquired(A)   GLA            Option      Option         Rent     Rent psf
                                                                        %  Expiraton   Expiraton
------------------------------------------------------------------------------------------------------------------------
MID-ATLANTIC REGION
------------------------------------------------------------------

                 Pennsylvania

Abington Towne Center                         Abington                                     TJ Maxx
                                                          1998 (A)  216,355  99%           2010/2020    923,283  16.18
                                                                                           Target
                                                                                           (not owned)

Blackman Plaza                                Wilkes-Barre                                  Kmart
                                                          1968 (C)  121,341  92%            2009/2049    282,374   2.52

Bradford Towne Centre                         Towanda                            P&C Foods  Kmart
                                                                                  (Penn     2019/2069
                                                                                  Traffic)
                                                          1993 (C)  256,939  89%  2014/2024            1,578,760   6.89


Greenridge Plaza                              Scranton                           Giant Food (Ahold)
                                                          1986 (C)  194,785  77%  2021/2051              955,473   6.38

Luzerne Street Shopping Center                Scranton                                     Eckerd
                                                                                            Drug
                                                          1983 (A)   58,089  78%            2009/2019    242,748   5.35

Mark Plaza                                    Edwardsville                       Redner's  Kmart
                                                                                  Markets   2009/2054
                                                          1968 (C)  213,689  98%  2018/2028            1,094,524   5.21

Pittston Plaza                                Pittston                           Redner's  Eckerd
                                                                                  Market    Drugs
                                                          1994 (C)   79,494 100%  2018/2028 2006/2016    614,171   7.73

Plaza 422                                     Lebanon                                      Home Depot
                                                          1972 (C)  155,026  69%            2021/2056    444,020   4.14



Route 6 Mall                                  Honesdale                          Weis      Kmart
                                                                                  Markets   2020/2070
                                                                                  (not
                                                          1994 (C)  175,507  99%  owned)               1,078,027   6.20
                                                                  ----------                         -------------------


                                                                  4,659,486                          $44,041,649 $10.76
                                                                  ==========                         ===================

     ANNUAL SUPPLEMENTAL DISCLOSURE
           June 30, 2005

                                    Retail
                                  Properties -
                                    Summary
                                    Listing
                                 -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                 Year                      Grocery   Other Anchor  Annualized Annualized
                                                                            Anchor
                                                Constructed(C)   Occupancy Current  Current Lease     Base       Base
                                                                           Lease and      and
         Shopping Center           Location   Acquired(A)   GLA            Option      Option         Rent     Rent psf
                                                                        %  Expiraton   Expiraton
------------------------------------------------------------------------------------------------------------------------

-0-
*T
%%%%-DO-NOT-MODIFY-THIS-LINE-%%%%_Table_33_Start
JOINT VENTURE PROPERTIES
-----------------------------------------------------------------------


NEW YORK REGION
-----------------------------------------------------

              New York

Crossroads Shopping Center          White Plains                            Waldbaum's Kmart
                                                                             (A&P)      2012/2037
                                                        1998   310,644 100%  2007/2032                $6,027,405 $19.40
(49% JV interest)                                                                      B. Dalton
                                                                                       2012/2022
                                                                                       Modell's
                                                                                       2009/2019


MID-ATLANTIC REGION
-----------------------------------------------------

              Delaware

Brandywine Town Center (1)          Wilmington       2003 (A)  719,521 100%                           10,822,195  15.04
(Fund I)

Market Square Shopping Center       Wilmington                              Trader     TJ Maxx
                                                                             Joe's      2006/2016
                                                                             (specialty
                                                     2003 (A)  102,762 100%  grocery)                  2,084,909  20.29
(Fund I)                                                                     2013/2028



MIDWEST REGION
-----------------------------------------------------

                Ohio

Amherst Marketplace                 Cleveland        2002 (A)   79,937 100% Giant Eagle 2021/2041        830,115  10.38
(Fund I)

Granville Centre                    Columbus                                           California
                                                                                        Fitness
                                                     2002 (A)  131,543  45%             2017/2027        670,684  11.30
(Fund I)

Sheffield Crossing                  Cleveland        2002 (A)  112,534  96% Giant Eagle 2022/2042      1,146,925  10.57
(Fund I)

VARIOUS REGIONS
-----------------------------------------------------

Kroger/Safeway Portfolio            various                                 25 Kroger and Safeway
                                                     2003 (A)1,018,100 100%  supermarkets              8,664,352   8.51
(Fund I)                                                                     2009/2049

JV REDEVELOPMENTS
-----------------------------------------------------

              Michigan

Sterling Heights Shopping Center    Detroit                                            Burlington
                                                                                        Coat Factory
                                                     2004 (A)  154,838  55%             2024/--          421,554   4.96
(Fund I)
              New York

Tarrytown Shopping Center           Westchester                                        Walgreen's
                                                                                        Drug (Under
                                                     2004 (A)   35,538  67%             construction)    738,969  31.01
(Fund I)
400 East Fordham Road               Bronx            2004 (A)  117,355 100%            Sears 2007/--     641,608   5.47
(Fund II)
Sherman Avenue                      Manhattan        2005 (A)  134,773 100%                            1,337,368   9.92
(Fund II)
Pelham Manor Shopping Plaza         Westchester/Bronx2004 (A)  398,775  93%                            2,403,205   6.50
(Fund II)

           South Carolina

Hitchcock Plaza                     Aiken                                   Kroger Supermarket
                                                     2004 (A)  234,338  50%  2007/2032                   829,417   7.11
(Fund I)
Pine Log Plaza                      Aiken            2004 (A)   35,064  91%                              133,602   4.19
(Fund I)
              Virginia

Haygood Shopping Center             Virginia Beach   2004 (A)  158,229  69%                              872,579   7.99
                                                             ----------                              -------------------
(Fund I)

                                                             3,743,951                               $37,624,887 $11.11
                                                             ==========                              ===================

(1) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

ANNUAL SUPPLEMENTAL DISCLOSURE
 June 30, 2005


       Retail
      Properties
      by Region
----------------



                ------------------------------------------------------------------------------------------------------------
                                                                                                       Annualized Base Rent
                     Gross Leasable Area        Occupancy                  Annualized Base Rent        per Occupied Square
                                                                                                                Foot
                ------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                ------------------------------------------------------------------------------------------------------------


New York Region   304,238   355,039   659,277 100.00% 94.76% 97.18% $5,789,519  $7,169,465 $12,958,984 $19.03 $21.31 $20.23
  New England     895,475   303,130 1,198,605 100.00% 93.40% 98.33%  6,738,576   3,118,087   9,856,663   8.44  11.01   9.12
    Midwest       392,214   315,440   707,654  99.62% 85.09% 93.14%  3,272,174   4,832,491   8,104,665   8.37  18.00  12.30
  Mid-Atlantic    613,616   225,464   839,080  93.19% 84.26% 90.79%  4,058,874   2,772,366   6,831,240   9.80  14.59  11.31
 Northeastern
  Pennsylvania    957,315   297,555 1,254,870  91.35% 78.11% 88.21%  4,226,539   2,063,558   6,290,097   4.83   8.88   5.68
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,162,858 1,496,628 4,659,486  96.01% 87.55% 93.30%$24,085,682 $19,955,967 $44,041,649  $8.66 $15.23 $10.76
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
   Operating
  Midwest (2)     236,443    87,571   324,014  76.70% 75.91% 76.48% $1,959,074    $688,650  $2,647,724 $10.80 $10.36 $10.68
 Mid-Atlantic(
      2,3)        758,571    63,712   822,283 100.00%100.00%100.00% 11,337,570   1,569,534  12,907,104  14.95  24.63  15.70
New York Region
       (4)        200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,808,653   6,027,405  11.08  34.48  19.40
    Various
 (Kroger/Safeway
 Portfolio) (5) 1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,664,352           -   8,664,352   8.51      -   8.51
                ------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,213,295   261,746 2,475,041  97.51% 91.94% 96.92% 24,179,748   6,066,837  30,246,585  11.20  25.21  12.61
                ------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
  Mid West (6)     90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     139,954     421,554   4.00   9.57   4.96
Mid-Atlantic (6)  237,839   189,792   427,631  52.25% 70.32% 60.27%    497,359   1,338,239   1,835,598   4.00  10.03   7.12
New York Region
       (7)        250,938   435,503   686,441 100.00% 90.61% 94.04%  2,087,368   3,033,782   5,121,150   8.32   7.69   7.93
                ------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     579,177   689,733 1,268,910  76.94% 78.68% 77.89%  2,866,327   4,511,975   7,378,302   6.43   8.31   7.47
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   2,792,472   951,479 3,743,951  93.24% 82.33% 90.47%$27,046,075 $10,578,812 $37,624,887 $10.39 $13.50 $11.11
                ============================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)  The Company has a 22% interest in Fund I which owns these properties.

(3) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(5) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(6) The Company has a 22% interest in Fund I which owns 50% of these properties.

(7) The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 90% of 400 East Fordham Road and Pelham Manor Shopping Plaza.


 ANNUAL SUPPLEMENTAL DISCLOSURE
 June 30, 2005


 Retail Properties by State -
             Summary
--------------------------------



                -------------------------------------------------------------------------------------------------------------------

                                               Gross Leasable Area        Occupancy                  Annualized Base Rent
                                          -----------------------------------------------------------------------------------------
 Wholly-Owned   OwnershipPercent     Number of
   Properties               of
----------------
                          base  properties Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total
                          rent                (2)
                        %  (1)
                -------------------------------------------------------------------------------------------------------------------



Connecticut        100.0%   5.4%        2   178,799    44,213   223,012 100.00%100.00%100.00% $2,223,069    $642,274  $2,865,343
Illinois           100.0%   2.3%        1    51,692    47,352    99,044 100.00% 99.67% 99.84%    225,436     983,613   1,209,049
Indiana            100.0%   4.9%        1   145,266    90,339   235,605 100.00% 93.85% 97.64%  1,293,962   1,289,109   2,583,071
Massachusetts      100.0%   4.4%        2   287,223    61,292   348,515 100.00% 75.53% 95.70%  1,947,858     410,289   2,358,147
Michigan           100.0%   5.3%        1   126,960    90,306   217,266  98.83% 89.44% 94.93%    977,599   1,844,234   2,821,833
New Jersey         100.0%  17.2%        3   491,610   280,200   771,810  91.50% 86.80% 89.79%  5,192,834   3,948,962   9,141,796
New York           100.0%  19.1%        5   476,005   273,179   749,184 100.00% 94.35% 97.94%  4,713,476   5,435,717  10,149,193
Ohio               100.0%   2.8%        1    68,296    87,443   155,739 100.00% 63.66% 79.60%    775,177     715,535   1,490,712
Pennsylvania       100.0%  13.6%        9 1,141,931   329,294 1,471,225  92.75% 79.72% 89.83%  4,483,039   2,730,341   7,213,380
Rhode Island       100.0%   4.6%        1   121,892   164,333   286,225 100.00%100.00%100.00%    935,920   1,526,377   2,462,297
Vermont            100.0%   3.3%        1    73,184    28,677   101,861 100.00% 82.51% 95.08%  1,317,312     429,516   1,746,828
                                          -----------------------------------------------------------------------------------------

                                          -----------------------------------------------------------------------------------------
Total - Wholly-
     Owned
   Properties              82.9%       27 3,162,858 1,496,628 4,659,486  96.01% 87.55% 93.30%$24,085,682 $19,955,967 $44,041,649
                         ----------------------------------------------------------------------------------------------------------



                                          -----------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
Operating
 Properties
Ohio (4)            22.2%   1.1%        3   236,443    87,571   324,014  76.70% 75.91% 76.48% $1,959,074    $688,650  $2,647,724
Delaware (4,5)      22.2%   5.4%        2   758,571    63,712   822,283 100.00%100.00%100.00% 11,337,570   1,569,534  12,907,104
New York (6)        49.0%   5.6%        1   200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,808,653   6,027,405
Various
 (Kroger/Safeway
 Portfolio) (3)     16.5%   2.7%       25 1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,664,352           -   8,664,352
                         -------          ----------------------------------------------------------------------------------------
    Total -
   Operating
   Properties              14.8%          2,213,295   261,746 2,475,041  97.51% 91.94% 96.92% 24,179,748   6,066,837  30,246,585
                         -------          ----------------------------------------------------------------------------------------


JV Redevelopment
 Properties
Michigan (7)        11.1%   0.1%        1    90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     139,954     421,554
New York( 7)     Various    1.6%        4   250,938   435,503   686,441 100.00% 90.61% 94.04%  2,087,368   3,033,782   5,121,150
South Carolina
 (7)                11.1%   0.4%        2   158,959   110,443   269,402  45.60% 68.80% 55.11%    412,159     550,860     963,019
Virginia (7)        11.1%   0.2%        1    78,880    79,349   158,229  65.64% 72.42% 69.04%     85,200     787,379     872,579
                         ---------------------------------------------------------------------------------------------------------
     Total-
 Redevelopment
   Properties               2.3%            579,177   689,733 1,268,910  76.94% 78.68% 77.89%  2,866,327   4,511,975   7,378,302
                         -------          ----------------------------------------------------------------------------------------

                                          ----------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties              17.1%       39 2,792,472   951,479 3,743,951  93.24% 82.33% 90.47%$27,046,075 $10,578,812 $37,624,887
                         -----------------========================================================================================

                          100.0%       66
                         =================

                --------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.


                                     ANNUAL SUPPLEMENTAL DISCLOSURE
                                           June 30, 2005


                                  Retail Properties by State - Summary
---------------------------------------------------------------------------------------------------------



                                                                                                   ---------------------
                                                                                                   Annualized Base Rent
                                                                                                   per Occupied Square
                                                                                                            Foot
                                                                                                   ---------------------
                                      Wholly-Owned Properties
---------------------------------------------------------------------------------------------------
                                                                                                   Anchors Shops Totals
                                                                                                   ---------------------



Connecticut                                                                                        $27.28 $14.53 $22.79
Illinois                                                                                             4.36  20.84  12.23
Indiana                                                                                              8.91  15.20  11.23
Massachusetts                                                                                        6.78   8.86   7.07
Michigan                                                                                             7.79  22.83  13.68
New Jersey                                                                                          11.54  16.24  13.19
New York                                                                                             9.90  21.09  13.83
Ohio                                                                                                11.35  12.85  12.03
Pennsylvania                                                                                         4.97  10.40   6.20
Rhode Island                                                                                         7.68   9.29   8.60
Vermont                                                                                             18.00  18.15  18.04
                                                                                                   ---------------------

                                                                                                   ---------------------
                                  Total - Wholly-Owned Properties                                   $8.66 $15.23 $10.76
                                                                                                   ---------------------



                                                                                                   ---------------------

                                     Joint Venture Properties
---------------------------------------------------------------------------------------------------
Operating Properties
Ohio (4)                                                                                           $10.80 $10.36 $10.68
Delaware (4,5)                                                                                      14.95  24.63  15.70
New York (6)                                                                                        11.08  34.48  19.40
Various (Kroger/Safeway Portfolio) (3)                                                               8.51      -   8.51
                                                                                                   ---------------------
                                   Total - Operating Properties                                     11.20  25.21  12.61
                                                                                                   ---------------------


JV Redevelopment Properties
Michigan (7)                                                                                         4.00   9.57   4.96
New York( 7)                                                                                         8.32   7.69   7.93
South Carolina (7)                                                                                   5.69   7.25   6.49
Virginia (7)                                                                                         1.65  13.70   7.99
                                                                                                   ---------------------
                                  Total-Redevelopment Properties                                     6.43   8.31   7.47
                                                                                                   ---------------------

                                                                                                   ---------------------
                                  Total Joint Venture Properties                                   $10.39 $13.50 $11.11
                                                                                                   =====================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

ANNUAL SUPPLEMENTAL
      DISCLOSURE
    June 30, 2005

Retail Properties -
        Detail
---------------------


                     ---------------------------------------------------------------------------------------------------
                                                                                                    Annualized Base Rent
                        Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square
                                                                                                            Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                     ---------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

   New York Region
---------------------

Connecticut
---------------------
239 Greenwich
 Avenue(1)            16,834       -    16,834 100.00%     - 100.00%$1,286,069        $- $1,286,069 $76.40    $- $76.40
                     ---------------------------------------------------------------------------------------------------

New Jersey
---------------------
Elmwood Park Shopping
 Center               62,610  86,475   149,085 100.00% 96.34% 97.88% 1,390,460 1,843,379  3,233,839  22.21 22.13  22.16
                     ---------------------------------------------------------------------------------------------------

New York (2)
---------------------
Soundview Marketplace 73,500 110,130   183,630 100.00% 88.06% 92.84% 1,248,850 1,578,065  2,826,915  16.99 16.27  16.58
Village Commons
 Shopping Center      25,192  62,114    87,306 100.00%100.00%100.00%   428,213 1,705,103  2,133,316  17.00 27.45  24.43
Branch Plaza          74,050  51,674   125,724 100.00%100.00%100.00% 1,093,368 1,291,373  2,384,741  14.77 24.99  18.97
Pacesetter Park
 Shopping Center      52,052  44,646    96,698 100.00% 94.89% 97.64%   342,559   751,545  1,094,104   6.58 17.74  11.59
                     ---------------------------------------------------------------------------------------------------
  Total - New York   224,794 268,564   493,358 100.00% 94.25% 96.87% 3,112,990 5,326,086  8,439,076  13.85 21.04  17.66
                     ---------------------------------------------------------------------------------------------------

  Total - New York
        Region       304,238 355,039   659,277 100.00% 94.76% 97.18% 5,789,519 7,169,465 12,958,984  19.03 21.31  20.23
                     ---------------------------------------------------------------------------------------------------


     New England
---------------------

Connecticut
---------------------
Town Line Plaza(3)   161,965  44,213   206,178 100.00%100.00%100.00%   937,000   642,274  1,579,274  14.49 14.53  14.50
                     ---------------------------------------------------------------------------------------------------

Massachusetts
---------------------
Methuen Shopping
 Center              130,238       -   130,238 100.00%     - 100.00%   828,772         -    828,772   6.36     -   6.36
Crescent Plaza       156,985  61,292   218,277 100.00% 75.53% 93.13% 1,119,086   410,289  1,529,375   7.13  8.86   7.52
                     ---------------------------------------------------------------------------------------------------
Total - Massachusetts287,223  61,292   348,515 100.00% 75.53% 95.70% 1,947,858   410,289  2,358,147   6.78  8.86   7.07
                     ---------------------------------------------------------------------------------------------------

New York
---------------------
New Loudon Center    251,211   4,615   255,826 100.00%100.00%100.00% 1,600,486   109,631  1,710,117   6.37 23.76   6.68
                     ---------------------------------------------------------------------------------------------------

Rhode Island
---------------------
Walnut Hill Plaza    121,892 164,333   286,225 100.00%100.00%100.00%   935,920 1,526,377  2,462,297   7.68  9.29   8.60
                     ---------------------------------------------------------------------------------------------------

Vermont
---------------------
The Gateway Shopping
 Center               73,184  28,677   101,861 100.00% 82.51% 95.08% 1,317,312   429,516  1,746,828  18.00 18.15  18.04
                     ---------------------------------------------------------------------------------------------------

Total - New England
        Region       895,475 303,130 1,198,605 100.00% 93.40% 98.33% 6,738,576 3,118,087  9,856,663   8.44 11.01   9.12
                     ---------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(2) The Company has a property located in the Bronx, NY which is currently under construction which is not included in the above listing.

(3) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

ANNUAL SUPPLEMENTAL
      DISCLOSURE
    June 30, 2005

Retail Properties -
        Detail
---------------------


                     ---------------------------------------------------------------------------------------------------
                                                                                                    Annualized Base Rent
                        Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square
                                                                                                            Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                     ---------------------------------------------------------------------------------------------------

WHOLLY-OWNED PROPERTIES (continued):

   Midwest
-------------

Illinois
-------------
Hobson West
 Plaza          51,692    47,352    99,044 100.00% 99.67% 99.84%   $225,436    $983,613  $1,209,049 $4.36 $20.84 $12.23

Indiana
-------------
Merrillville
 Plaza         145,266    90,339   235,605 100.00% 93.85% 97.64%  1,293,962   1,289,109   2,583,071  8.91  15.20  11.23

Michigan
-------------
Bloomfield
 Towne Square  126,960    90,306   217,266  98.83% 89.44% 94.93%    977,599   1,844,234   2,821,833  7.79  22.83  13.68

Ohio
-------------
Mad River
 Station (1)    68,296    87,443   155,739 100.00% 63.66% 79.60%    775,177     715,535   1,490,712 11.35  12.85  12.03
             -----------------------------------------------------------------------------------------------------------

  Total -
   Midwest
    Region     392,214   315,440   707,654  99.62% 85.09% 93.14%  3,272,174   4,832,491   8,104,665  8.37  18.00  12.30
             -----------------------------------------------------------------------------------------------------------

Mid-Atlantic
-------------

New Jersey
 (2)
-------------
Marketplace
 of Absecon     58,031    47,062   105,093 100.00% 92.28% 96.54%    984,014     661,419   1,645,433 16.96  15.23  16.22
Ledgewood
 Mall          370,969   146,663   517,632  88.73% 79.41% 86.09%  2,818,360   1,444,164   4,262,524  8.56  12.40   9.57
             -----------------------------------------------------------------------------------------------------------
Total - New
    Jersey     429,000   193,725   622,725  90.25% 82.54% 87.85%  3,802,374   2,105,583   5,907,957  9.82  13.17  10.80
             -----------------------------------------------------------------------------------------------------------

Pennsylvania
-------------

Abington
 Towne Center
 (3)           184,616    31,739   216,355 100.00% 94.75% 99.23%    256,500     666,783     923,283  9.50  22.17  16.18
             -----------------------------------------------------------------------------------------------------------

Total - Mid-
  Atlantic
    Region     613,616   225,464   839,080  93.19% 84.26% 90.79%  4,058,874   2,772,366   6,831,240  9.80  14.59  11.31
             -----------------------------------------------------------------------------------------------------------

Northeastern
 Pennsylvania
-------------

Pennsylvania
-------------
Blackman
 Plaza         111,956     9,385   121,341 100.00%     -  92.27%    264,374      18,000     282,374  2.36      -   2.52
Bradford
 Towne Centre  180,919    76,020   256,939 100.00% 63.54% 89.21%  1,102,616     476,144   1,578,760  6.09   9.86   6.89
Greenridge
 Plaza         104,090    90,695   194,785  59.65% 96.63% 76.87%    279,405     676,068     955,473  4.50   7.71   6.38
Luzerne
 Street
 Shopping
 Center         43,663    14,426    58,089 100.00% 12.03% 78.15%    223,652      19,096     242,748  5.12  11.00   5.35
Mark Plaza     157,595    56,094   213,689 100.00% 93.31% 98.24%    652,095     442,429   1,094,524  4.14   8.45   5.21
Pittston
 Plaza          67,568    11,926    79,494 100.00%100.00%100.00%    496,446     117,725     614,171  7.35   9.87   7.73
Plaza 422      145,026    10,000   155,026  71.88% 30.00% 69.18%    407,520      36,500     444,020  3.91  12.17   4.14
Route 6 Plaza  146,498    29,009   175,507 100.00% 94.74% 99.13%    800,431     277,596   1,078,027  5.46  10.10   6.20
             -----------------------------------------------------------------------------------------------------------
  Total -
 Pennsylvania  957,315   297,555 1,254,870  91.35% 78.11% 88.21%  4,226,539   2,063,558   6,290,097  4.83   8.88   5.68
             -----------------------------------------------------------------------------------------------------------

  Total -
 Northeastern
 Pennsylvania
    Region     957,315   297,555 1,254,870  91.35% 78.11% 88.21%  4,226,539   2,063,558   6,290,097  4.83   8.88   5.68
             -----------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------

TOTAL WHOLLY-
    OWNED
  PROPERTIES 3,162,858 1,496,628 4,659,486  96.01% 87.55% 93.30%$24,085,682 $19,955,967 $44,041,649 $8.66 $15.23 $10.76

             -----------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2) The Berlin Shopping was sold July 7, 2005 and has been excluded from the above listing.

(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.


ANNUAL SUPPLEMENTAL
      DISCLOSURE
    June 30, 2005

Retail Properties -
        Detail
---------------------


                     ---------------------------------------------------------------------------------------------------
                                                                                                    Annualized Base Rent
                        Gross Leasable Area      Occupancy                Annualized Base Rent      per Occupied Square
                                                                                                            Foot
                     ---------------------------------------------------------------------------------------------------
                     Anchors  Shops    Total   Anchors Shops  Total   Anchors    Shops      Total   AnchorsShops  Total
                     ---------------------------------------------------------------------------------------------------

JOINT VENTURE PROPERTIES:

    Midwest
---------------

Ohio
---------------

Amherst
 Marketplace
 (1)              76,737   3,200    79,937 100.00%100.00%100.00%   $795,711     $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre  (1)      90,047  41,496   131,543  38.81% 58.80% 45.12%    402,085     268,599     670,684  11.51  11.01  11.30
Sheffield
 Crossing (1)     69,659  42,875   112,534 100.00% 90.67% 96.45%    761,278     385,647   1,146,925  10.93   9.92  10.57
               ----------------------------------------------------------------------------------------------------------
 Total - Ohio    236,443  87,571   324,014  76.70% 75.91% 76.48%  1,959,074     688,650   2,647,724  10.80  10.36  10.68
               ----------------------------------------------------------------------------------------------------------


 Mid-Atlantic
---------------

Delaware
---------------
Brandywine Town
 Center  (1, 2)  719,521       -   719,521 100.00%     - 100.00% 10,822,195           -  10,822,195  15.04      -  15.04
Market Square
 Shopping
 Center  (1)      39,050  63,712   102,762 100.00%100.00%100.00%    515,375   1,569,534   2,084,909  13.20  24.63  20.29
               ----------------------------------------------------------------------------------------------------------
   Total -
    Delaware     758,571  63,712   822,283 100.00%100.00%100.00% 11,337,570   1,569,534  12,907,104  14.95      -  15.70
               ----------------------------------------------------------------------------------------------------------


New York Region
---------------

New York
---------------

Crossroads
 Shopping
 Center (3)      200,181 110,463   310,644 100.00%100.00%100.00%  2,218,752   3,808,653   6,027,405  11.08  34.48  19.40
               ----------------------------------------------------------------------------------------------------------

Various Regions
---------------
Kroger/Safeway
 Portfolio (25
 Properties)(4)1,018,100       - 1,018,100 100.00%     - 100.00%  8,664,352           -   8,664,352   8.51      -   8.51
               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

   Total -
   Operating
   Properties  2,213,295 261,746 2,475,041  97.51% 91.94% 96.92% 24,179,748   6,066,837  30,246,585  11.20  25.21  12.61

               ----------------------------------------------------------------------------------------------------------

Redevelopment
   properties
               ----------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (5)              90,400  64,438   154,838  77.88% 22.70% 54.92%    281,600     139,954     421,554   4.00   9.57   4.96
400 East
 Fordham Road
 (New York)
 (6)             100,703  16,652   117,355 100.00%100.00%100.00%    275,000     366,608     641,608   2.73  22.02   5.47
Pelham Manor
 Shopping Plaza
 (New York)
 (7)                   - 398,775   398,775      -  92.68% 92.68%          -   2,403,205   2,403,205      -   6.50   6.50
Sherman Avenue
 (New York) (6)  134,773       -   134,773 100.00%     - 100.00%  1,337,368           -   1,337,368   9.92      -   9.92
Tarrytown
 Shopping
 Center (New
 York)  (5)       15,462  20,076    35,538 100.00% 41.70% 67.07%    475,000     263,969     738,969  30.72  31.53  31.01
Hitchcock Plaza
 (South
 Carolina)  (5)  135,775  98,563   234,338  36.31% 68.27% 49.75%    342,607     486,810     829,417   6.95   7.23   7.11
Pine Log Plaza
 (South
 Carolina)  (5)   23,184  11,880    35,064 100.00% 73.23% 90.93%     69,552      64,050     133,602   3.00   7.36   4.19
Haygood
 Shopping
 Center
 (Virginia)
 (5)              78,880  79,349   158,229  65.64% 72.42% 69.04%     85,200     787,379     872,579   1.65  13.70   7.99
               ----------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
   Properties    579,177 689,733 1,268,910  76.94% 78.68% 77.89%  2,866,327   4,511,975   7,378,302   6.43   8.31   7.47
               ----------------------------------------------------------------------------------------------------------

Total - Joint
 Venture
 Properties    2,792,472 951,479 3,743,951  93.24% 82.33% 90.47%$27,046,075 $10,578,812 $37,624,887 $10.39 $13.50 $11.11
               ==========================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The Company has a 22% interest in Fund I which owns the property.

(2)  Does not include approximately 230,000 square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(4) This represents a portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(5)  The Company has a 22% interest in Fund I which owns 50% the property.

(6)  The Company has a 20% interest in Fund II which owns 90% the property.

(7) The Company has a 20% interest in Fund II which owns 90% the property. The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.

ANNUAL SUPPLEMENTAL DISCLOSURE
June 30, 2005

                                                                                      Year-to-
                                                                                        Date
                                                                                               3 months 3 months Year
                                                                                                 ended    ended   ended
                                 Leasing Production                             Notes:June 30, June 30, March   December
                                                                                        2005     2005     31,     31,
                                                                                                          2005    2004
     ---------------------------------------------------------------------------      -------- -------- ------- --------


     New leases                                                                    (1)
     Number of new leases commencing                                                       10        6       4       34
     GLA                                                                               69,050   46,584  22,466  191,419
     New base rent                                                                     $14.17   $14.60  $13.28   $12.81
     Previous base rent (and percentage rent)                                          $12.90   $12.90  $12.90   $11.43
     Percentage growth in base rent                                                       9.8%    13.2%    2.9%    12.0%
     Average cost per square foot                                                       $7.31    $6.99   $7.96   $20.67

     Renewal leases
     Number of renewal leases commencing                                                   29       16      13       59
     GLA expiring                                                                     184,753   99,677  85,076  483,308
     Renewal percentage                                                            (3)     71%      62%     81%      81%
     New base rent                                                                     $11.34   $11.94  $10.81   $11.72
     Expiring base rent (and percentage rent)                                           $9.82    $9.70   $9.92   $10.94
     Percentage growth in base rent                                                      15.6%    23.1%    9.0%     7.2%
     Average cost per square foot                                                       $0.00    $0.00   $0.00    $0.00

     Total new and renewal Leases
     Number of new and renewal leases commencing                                           39       22      17       93
     GLA commencing                                                                   199,761  108,384  91,378  674,727
     New base rent                                                                     $12.32   $13.08  $11.42   $12.03
     Expiring base rent (and percentage rent)                                          $10.88   $11.08  $10.65   $11.08
     Percentage growth in base rent                                                (3)   13.2%    18.1%    7.2%     8.6%
     Average cost per square foot                                                       $2.53    $3.00   $1.96    $5.86

                                                                                      -------- -------- -------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) 2nd quarter non-renewals Include 15,000 square feet vacated as a result of the departure of the Kay-Bee store at the Crescent Plaza.

(3)  Rent is presented on a cash basis. Rents have not been averaged over terms.
     Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.



ANNUAL SUPPLEMENTAL DISCLOSURE
June 30, 2005


                       Top Tenants
                        - Ranked
                           by
                        Annualized
                        Base Rent
                       -----------

                          (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                                 Percentage of Total
                                       Wholly-Owned     Joint Ventures (2)        Combined         Represented by
                                                                                                    Retail Tenant
                                  ----------------------------------------------------------------------------------
                                                                                                                             Average
                        Number of                                                                                            Gross
            Retail      stores in   Total   Annualized   Total  Annualized   Total   Annualized   Total Annualized Average Occupancy
                                                Base                Base                 Base                Base
Ranking     Tenant      combined     GLA      Rent (1)    GLA    Rent (1)     GLA      Rent (1)  Portfolio Rent (3)  Sales  Cost (4)
                        portfolio                                                                 GLA( 3)             (per
                                                                                                                      sq.
                                                                                                                      ft.)
------------------------------------------------------------------------------------------------------------------------------------

     1 Albertson's              4   220,625  $3,012,896       -         $-   220,625  $3,012,896      4.1%      5.7%
         -- Shaw's              3   175,801   2,358,192       -          -   175,801   2,358,192      3.2%      4.5%   475   2.8%
         -- Acme                1    44,824     654,704       -          -    44,824     654,704      0.8%      1.2%   294   5.5%

     2 Sears                    7   580,921   2,128,484  67,482    326,963   648,403   2,455,447     12.0%      4.6%
         -- Kmart               5   520,221   1,870,484  49,355    277,463   569,576   2,147,947     10.5%      4.1%   166   3.7%
         -- Sears               2    60,700     258,000  18,127     49,500    78,827     307,500      1.5%      0.6%   231   1.8%

     3 T.J. Maxx               10   289,427   2,037,682   6,972     81,261   296,399   2,118,943      5.5%      4.0%
         -- T.J. Maxx           4    88,200     712,800   6,972     81,261    95,172     794,061      1.8%      1.5%   281   4.3%
         -- Marshalls           3   102,781     731,494       -          -   102,781     731,494      1.9%      1.4%   178   5.7%
         -- A.J.
          Wright's              2    58,800     286,131       -          -    58,800     286,131      1.1%      0.5%   144   5.8%
         -- Homegoods           1    39,646     307,257       -          -    39,646     307,257      0.7%      0.6%   146   6.8%

     4 Ahold                    3   178,807   1,558,964       -          -   178,807   1,558,964      3.3%      2.9%
         -- Stop and
          Shop                  2   116,717   1,279,559       -          -   116,717   1,279,559      2.2%      2.4%   346   3.6%
         -- Giant               1    62,090     279,405       -          -    62,090     279,405      1.1%      0.5%     -     -

     5 Wal-Mart                 2   210,114   1,515,409       -          -   210,114   1,515,409      3.9%      2.9%   336   3.2%

     6 A&P (Waldbaum's)         2    63,000     920,964  18,722    246,960    81,722   1,167,924      1.5%      2.2%
         -- Waldbaum's          2    63,000     920,964  18,722    246,960    81,722   1,167,924      1.5%      2.2%   348   5.8%

     7 Brook's Drug             9    91,534   1,161,882   1,253      3,166    92,787   1,165,048      1.7%      2.2%
         -- Eckerd's            9    91,534   1,161,882   1,253      3,166    92,787   1,165,048      1.7%      2.2%   442   4.6%

     8 Home Depot               2   211,003   1,009,646       -          -   211,003   1,009,646      3.9%      1.9%     -     -

     9 Pathmark                 1    47,773     955,460       -          -    47,773     955,460      0.9%      1.8%     -     -

       Restoration
    10  Hardware                1    12,293     929,600       -          -    12,293     929,600      0.2%      1.8%   249  32.6%

       Redner's
    11  Supermarket             2   111,739     863,432       -          -   111,739     863,432      2.1%      1.6%   250   4.0%
    12 Kroger( 5)              12         -           - 132,259    722,228   132,259     722,228      2.4%      1.4%     -     -
    13 Safeway (6)             13         -           - 103,844    721,831   103,844     721,831      1.9%      1.4%     -     -
    14 Price Chopper            2    77,450     804,059       -          -    77,450     804,059      1.4%      1.5%   672   1.9%
    15 Clearview Cinema         1    25,400     686,250       -          -    25,400     686,250      0.5%      1.3%     -     -
       Federated
        Department
    16  Stores (Macy's)         1    73,349     651,245       -          -    73,349     651,245      1.4%      1.2%   205   6.2%
    17 JC Penney                2    72,580     591,747       -          -    72,580     591,747      1.3%      1.1%   182   5.9%
    18 Walgreen's               2    23,904     589,088       -          -    23,904     589,088      0.4%      1.1%   342   8.8%
       King Kullen
    19  Grocery                 1    48,100     562,600       -          -    48,100     562,600      0.9%      1.1%   548   2.7%
    20 Payless Shoes           12    36,076     557,570   1,804     46,353    37,880     603,923      0.7%      1.1%     -     -
                       ---------------------------------------------------------------------------------------------

            Total              89 2,374,095 $20,536,978 332,336 $2,148,762 2,706,431 $22,685,740     49.9%     42.9%
                       =============================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Includes Funds I, II and the Crossroads Shopping Center joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.

(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.


        ANNUAL SUPPLEMENTAL DISCLOSURE
                June 30, 2005

                Anchor Detail
    --------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 Annual  Annual
             Property/Tenant Name           Square     Lease      Base    Base
               (Type of Center)            Footage  Expiration    Rent    Rent        Options
                                                                           PSF
----------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
------------------------------------------

New York Region
------------------------------------------

 Connecticut
 -----------------------------------------
  239 Greenwich Ave., Greenwich
    Coach                                     4,541  1/31/2016   356,469  78.50 (1) 5 Year
    Restoration Hardware                     12,293  4/30/2015   929,600  75.62 (2) 5 Years
                                          ----------           -----------------
                Property total               16,834            1,286,069  76.40
                                          ----------           -----------------

 New Jersey
 -----------------------------------------
  Elmwood Park Shopping Center, Elmwood Park
    Walgreens                                14,837  5/31/2022   435,000  29.32 (8) 5 Year
    Pathmark                                 47,773 11/30/2017   955,460  20.00 (7) 5 Year
                                          ----------           -----------------
                Property total               62,610            1,390,460  22.21
                                          ----------           -----------------

 New York
 -----------------------------------------
  Soundview Marketplace, Port Washington
    King Kullen                              48,100  9/26/2007  $562,600 $11.70 (7) 5 Year
    Clearview Cinema                         25,400  5/31/2010   686,250  27.02 (4) 5 Year
                                          ----------           -----------------
                Property total               73,500            1,248,850  16.99
                                          ----------           -----------------

  Smithtown Shopping Center, Smithtown
    Daffy's                                  16,125   1/7/2008   274,125  17.00 (4) 5 Year
    Walgreens                                 9,067 12/31/2021   154,088  16.99                   -
                                          ----------           -----------------
                Property total               25,192              428,213  17.00
                                          ----------           -----------------

  The Branch Shopping Center, Smithtown
    CVS                                      11,050  5/31/2010   172,405  15.60                   -
    A&P                                                                         (1) 10 Year & (1) 5
                                             63,000 11/30/2013   920,964  14.62  Year
                                          ----------           -----------------
    Property Total:                          74,050            1,093,369  14.77
                                          ----------           -----------------

  Pacesetter Park Shopping Center, Pomona
    Stop & Shop (Ahold)                      52,052  8/31/2020   342,559   6.58 (2) 10 Year
                                          ----------           -----------------
                Property total               52,052              342,559   6.58
                                          ----------           -----------------


            Total: New York Region          304,238            5,789,520  19.03
                                          ----------           -----------------


        ANNUAL SUPPLEMENTAL DISCLOSURE
                June 30, 2005

                Anchor Detail
    --------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 Annual  Annual
             Property/Tenant Name           Square     Lease      Base    Base
               (Type of Center)            Footage  Expiration    Rent    Rent        Options
                                                                           PSF
----------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
----------------------------------------------------

New England
------------------------------------------

 Connecticut
 -----------------------------------------
  Town Line Plaza, Rocky Hill
       Wal*Mart(1)                           97,300          -        $-    $- REA Agreement
       Super Stop & Shop (Ahold)             64,665 11/30/2023   937,000 14.49 (7) 5 Year
                                          ----------           ----------------
                 Property total             161,965              937,000 14.49
                                          ----------           ----------------

 Massachusetts
 -----------------------------------------
  Methuen Shopping Center, Methuen
       Demoulas Super Markets                30,460  1/31/2015   109,656  3.60 (2) 5 Year
       Osco Drug (Brook's)                   10,234 12/31/2005    92,308  9.02              -
       Wal*Mart                              89,544 10/23/2011   626,808  7.00 (8) 5 Year
                                          ----------           ----------------
                 Property total             130,238              828,772  6.36
                                          ----------           ----------------

  Crescent Plaza, Brockton
       Home Depot                           106,760 10/31/2021   602,126  5.64 (7) 5 Year
       Shaw's  (Albertsons)                  50,225 12/31/2012   516,960 10.29 (6) 5 Year
                                          ----------           ----------------
                 Property total             156,985            1,119,086  7.13
                                          ----------           ----------------

 New York
 -----------------------------------------
  New Loudon Center, Latham
       Bon Ton                               65,365   2/1/2014   261,460  4.00 (4) 5 Year
       Marshalls (TJX)                       37,212  1/31/2014   158,151  4.25 (3) 5 Year
       Price Chopper                         77,450  5/31/2015   804,059 10.38 (4) 5 Year
       A.C. Moore                            21,520  4/30/2009   221,226 10.28 (1) 5 Year
       Raymours Furniture Co                 49,664  4/30/2019   155,591  3.13 (3) 5 Year
                                          ----------           ----------------
                 Property total             251,211            1,600,487  6.37
                                          ----------           ----------------

 Rhode Island
 -----------------------------------------
  Walnut Hill Plaza, Woonsocket
       Sears                                 60,700  8/31/2008   258,000  4.25 (5) 5 Year
       CVS                                    8,800  1/31/2009   154,000 17.50 (1) 5 Year
       Shaw's  (Albertsons)                  52,392 12/31/2013   523,920 10.00 (6) 5 Year
                                          ----------           ----------------
                 Property total             121,892              935,920  7.68
                                          ----------           ----------------

 Vermont
 -----------------------------------------
  Gateway Shopping Center
       Shaw's (Albertsons)                                                     (1) 10 Yr., (3)
                                                                                5 Yr. & (1) 4
                                             73,184  3/31/2024 1,317,311 18.00  Yr.
                                          ----------           ----------------
                 Property total              73,184            1,317,311 18.00
                                          ----------           ----------------

               Total : New England          895,475            6,738,576  8.44
                                          ----------           ----------------
Midwest
-------

 Illinois
 -----------------------------------------
  Hobson West Plaza, Naperville
       Bobak's Market and Restaurant         51,692 11/30/2007   225,436  4.36 (5) 5 Year
                                          ----------           ----------------
                 Property total              51,692              225,436  4.36
                                          ----------           ----------------
 Indiana
 -----------------------------------------
  Merrillville Plaza, Merrillville
       JC Penney                             50,000  1/31/2008   495,000  9.90 (2) 5 Year
       Officemax                             26,157  7/31/2008   222,335  8.50 (4) 5 Year
       Pier I                                 9,143  1/31/2009   128,002 14.00              -
       David's Bridal                        13,266 11/19/2010   165,825 12.50 (2) 5 Year
       Toys R Us                             21,500  1/31/2014    87,500  4.07 (5) 5 Year
       TJ Maxx (TJX)                         25,200  1/31/2009   195,300  7.75 (1) 5 Year
                                          ----------           ----------------
                 Property total             145,266            1,293,962  8.91
                                          ----------           ----------------

       (1) This space is contiguous to the Company's property and is not owned by the Company.



        ANNUAL SUPPLEMENTAL DISCLOSURE
                June 30, 2005

                Anchor Detail
    --------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 Annual  Annual
             Property/Tenant Name           Square     Lease      Base    Base
               (Type of Center)            Footage  Expiration    Rent    Rent        Options
                                                                           PSF
----------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned (continued)
----------------------------------------------------

 Michigan
 -----------------------------------------
  Bloomfield Town Square, Bloomfield Hills
     HomeGoods (TJX)                         39,646  5/31/2010   307,257  7.75 (3) 5 Year
     Officemax                               21,500  6/30/2010   182,750  8.50 (3) 5 Year
     Marshalls (TJX)                         28,324  9/30/2011   226,592  8.00 (3) 5 Year
     TJ Maxx (TJX)                           36,000  1/31/2009   261,000  7.25 (1) 5 Year
                                          ----------           ----------------
                Property total              125,470              977,599  7.79
                                          ----------           ----------------

 Ohio
 ----
  Mad River Station, Dayton
     Babies 'R' Us                           33,147  2/28/2010   260,204  7.85 (2) 5 Year
     Pier I                                  10,111  2/28/2010   227,037 22.45              -
     Office Depot                            25,038  8/31/2005   287,936 11.50 (1) 5 Year
                                          ----------           ----------------
                Property total               68,296              775,177 11.35
                                          ----------           ----------------

                Total: Midwest              390,724            3,272,174  8.37
                                          ----------           ----------------

Mid-Atlantic
------------------------------------------

 New Jersey
 -----------------------------------------
  Marketplace of Absecon, Absecon
     Eckerd Drug (Brook's)                   13,207  8/30/2020   329,310 24.93 (4) 5 Year
     Acme Markets (Albertson)                44,824  4/30/2015   654,704 14.61 (8) 5 Year
                                          ----------           ----------------
                Property total               58,031              984,014 16.96
                                          ----------           ----------------

  Ledgewood Mall, Ledgewood
     Circuit City                            33,294  1/31/2020   482,763 14.50 (4) 5 Year
     Barnes & Noble                          12,500  1/31/2010   224,000 17.92 (5) 5 Year
     Marshalls (TJX)                         37,245  1/31/2007   346,751  9.31 (4) 5 Year
     The Sports Authority                    52,205  5/31/2007   225,000  4.31 (6) 5 Year
     Macy's Department Store (Federated)                                       (3) 5 Year
      (1)                                    73,349  1/31/2010   651,245  8.88
     Wal*Mart                               120,570  3/31/2019   888,601  7.37 (6) 5 Year
                                          ----------           ----------------
                Property total              329,163            2,818,360  8.56
                                          ----------           ----------------

 Pennsylvania
 -----------------------------------------
  Abington Town Center, Abington
     TJ Maxx (TJX)                                                             (2) 5 Year (6
                                             27,000 11/30/2010  $256,500 $9.50  Months)
     Target(1)                                                                  Condominium
                                            157,616          -         -     -  Agreement
                                          ----------           ----------------
                Property total              184,616              256,500  9.50
                                          ----------           ----------------

             Total : Mid-Atlantic           571,810            4,058,874  9.80
                                          ----------           ----------------


        ANNUAL SUPPLEMENTAL DISCLOSURE
                June 30, 2005

                Anchor Detail
    --------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 Annual  Annual
             Property/Tenant Name           Square     Lease      Base    Base
               (Type of Center)            Footage  Expiration    Rent    Rent        Options
                                                                           PSF
----------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
----------------------------------------------------

Northeast Pennsylvania
------------------------------------------
  Blackman Plaza, Wilkes-Barre
    Eckerd Drug (Brook's)                     7,000  7/31/2006      59,710  8.53            -
    Kmart                                   104,956 10/31/2009     204,664  1.95 (8) 5 Year
                                          ----------           ------------------
                Property total              111,956                264,374  2.36
                                          ----------           ------------------

  Bradford Towne Centre, Towanda
    Kmart                                    94,841  3/31/2019     474,205  5.00 (10) 5 Year
    Eckerd Drug (Brook's)                    11,840  1/31/2010     118,400 10.00            -
    JC Penney                                22,580 11/30/2009      96,747  4.28 (7) 5 Year
    P & C Foods (Penn Traffic)               51,658  9/30/2014     413,264  8.00 (2) 5 Year
                                          ----------           ------------------
                Property total              180,919              1,102,616  6.09
                                          ----------           ------------------

  Greenridge Plaza, Scranton
    Giant Food Stores (Ahold)                62,090  4/30/2021     279,405  4.50 (6) 5 Year
                                          ----------           ------------------
                Property total               62,090                279,405  4.50
                                          ----------           ------------------

  Luzerne Street Shopping Center, Scranton
    Price Rite (Wakefern)                    29,663   5/1/2015     118,652  4.00 (4) 5 Year
    Eckerd Drug (Brook's)                    14,000  4/30/2009     105,000  7.50 (2) 5 Year
                                          ----------           ------------------
                Property total               43,663                223,652  5.12
                                          ----------           ------------------

  Mark Plaza, Edwardsville
    Kmart                                   104,956 10/31/2009     204,664  1.95 (9) 5 Year
    Redner's Market                          52,639  5/31/2018     447,432  8.50 (2) 5 Year
                                          ----------           ------------------
                Property total              157,595                652,096  4.14
                                          ----------           ------------------

  Pittston Plaza, Pittston
    Eckerd Drugs (Brook's)                    8,468  6/30/2006      80,446  9.50 (2) 5 Year
    Redner's Market                          59,100 12/31/2018     416,000  7.04 (2) 5 Year
                                          ----------           ------------------
                Property total               67,568                496,446  7.35
                                          ----------           ------------------

  Plaza 422, Lebanon
    Home Depot                              104,242 12/31/2028     407,517  3.91 (6) 5 Year
                                          ----------           ------------------
                Property total              104,242                407,517  3.91
                                          ----------           ------------------

  Route 6 Mall, Honesdale
    Eckerd Drugs (Brook's)                   11,840  1/31/2011     112,480  9.50 (3) 5 Year
    Fashion Bug                              15,000  1/31/2006           -     -            -
    Kmart                                   119,658  4/30/2020     687,952  5.75 (10) 5 Year
                                          ----------           ------------------
                Property total              146,498                800,432  5.46
                                          ----------           ------------------

      Total : Northeastern Pennsylvania     874,531              4,226,538  4.83
                                          ----------           ------------------




Total: Retail Anchor Properties - Wholly
 Owned Properties                         3,036,778            $24,085,682 $8.66
                                          ==========           ==================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.


        ANNUAL SUPPLEMENTAL DISCLOSURE
                June 30, 2005

                Anchor Detail
    --------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 Annual  Annual
             Property/Tenant Name           Square     Lease      Base    Base
               (Type of Center)            Footage  Expiration    Rent    Rent        Options
                                                                           PSF
----------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Joint Venture Properties
------------------------------------------

New York Region
------------------------------------------

 New York
 -----------------------------------------
  Crossroads Shopping Center, White Plains (49% jv)
    Kmart                                   100,725  1/31/2012   $566,250 $5.62 (5) 5 Year
    Waldbaum's (A&P)                         38,208 12/31/2007    504,000 13.19 (5) 5 Year
    B. Dalton (Barnes & Noble)               12,430  5/28/2012    345,927 27.83 (2) 5 Year
    Pier 1                                    8,818  2/28/2007    278,825 31.62 (2) 5 Year
    Pay Half                                 15,000  1/31/2018    330,000 22.00                -
    Modell's                                 25,000  2/28/2009    193,750  7.75 (2) 5 Year
                                          ----------           -----------------
                Property total              200,181             2,218,752 11.08
                                          ----------           -----------------

  400 East Fordham Road (Fund II)
    Sears                                   100,703  7/16/2007    275,000  2.73                -
                                          ----------           -----------------

  Tarrytown Centre
    Walgreen's                               15,462  3/31/2080    475,000 30.72                -
                                          ----------           -----------------

  Sherman Avenue
    Pilot Garage                             74,000  6/14/2007    365,000  4.93                -
    City of New York                         60,773     MTM       972,368 16.00                -
                                          ----------           -----------------
                                            134,773             1,337,368  9.92
                                          ----------           -----------------


           Total  : New York Region         451,119             4,306,120  9.55
                                          ----------           -----------------

Mid-Atlantic Region
------------------------------------------

 Delaware
 -----------------------------------------
  Brandywine Town Center (Fund I)
    Annie Sez (Big M)                        13,324  1/31/2007    279,825 21.00 (3) 5 Year
    Michaels                                 24,876  2/28/2011    547,272 22.00 (3) 5 Year
    Old Navy (The Gap)                       24,631  4/30/2011    541,872 22.00 (1) 5 Year
    Petsmart                                 23,963  6/30/2017    455,297 19.00 (2) 5 Year
    Thomasville Furniture                    18,893 11/30/2011    467,413 24.74 (2) 5 Year
    World Market                             20,044  1/31/2015    400,880 20.00                -
    Access Group                             75,641  5/31/2015  1,501,474 19.85
    Bed, Bath & Beyond                       50,977  1/31/2014    868,426 17.04 (3) 5 Year
    Dick's Sporting Goods                    50,000  5/31/2013    700,000 14.00 (3) 5 Year
    Lowe's Home Centers                     140,000  8/31/2018  1,925,000 13.75 (6) 5 Year
    Regal Cinemas                            65,641   6/1/2017    821,825 12.52 (4) 5 Year
    Target                                  138,000  1/31/2018    800,000  5.80 (5) 10 Year
    Kincaid Furniture                        14,535  3/31/2010    247,095 17.00 (2) 5 Year
    Transunion Settlement                    39,714  3/31/2013    911,376 22.95 (1) 5 Year
    The Bombay Company                        8,965  1/31/2015    215,160 24.00 (2) 5 Year
    Tutor Time                               10,317  2/28/2010    139,280 13.50 (3) 5 Year
                                          ----------           -----------------
                Property total              719,521            10,822,195 15.04
                                          ----------           -----------------

  Market Square Shopping Center (Fund I)
    Trader Joe's                              7,675  1/31/2013    149,662 19.50 (3) 5 Year
    TJ Maxx (TJX)                            31,375  1/31/2006    365,712 11.66 (2) 5 Year
                                          ----------           -----------------
                Property total               39,050               515,374 13.20
                                          ----------           -----------------

 South Carolina
 -----------------------------------------
  Hitchcock Plaza (Fund I)
    Kroger                                   49,296  2/28/2007    342,607  6.95                -
                                          ----------           -----------------
                Property Total               49,296               342,607  6.95
                                          ----------           -----------------

  Pine Log Plaza (Fund I)
    Farmers Furniture                        23,184  3/31/2009     69,552  3.00 (1) 5 Year
                                          ----------           -----------------

 Virginia
 -----------------------------------------
  Haygood Shopping Center (Fund I)
    Eckerd Drugs (Brook's)                   11,280 11/30/2009     28,500  2.53                -
    Rose's                                   40,500   7/1/2009     56,700  1.40                -


        ANNUAL SUPPLEMENTAL DISCLOSURE
                June 30, 2005

                Anchor Detail
    --------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 Annual  Annual
             Property/Tenant Name           Square     Lease      Base    Base
               (Type of Center)            Footage  Expiration    Rent    Rent        Options
                                                                           PSF
----------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


          Property Total              51,780             85,200  1.65
                                   ----------        -----------------

   Total  : Mid-Atlantic Region      882,831         11,834,928 13.41
                                   ----------        -----------------


        ANNUAL SUPPLEMENTAL DISCLOSURE
                June 30, 2005

                Anchor Detail
    --------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 Annual  Annual
             Property/Tenant Name           Square     Lease      Base    Base
               (Type of Center)            Footage  Expiration    Rent    Rent        Options
                                                                           PSF
----------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Joint Venture Properties (continued)
------------------------------------------

Midwest Region
------------------------------------------

 Ohio
 ----
  Amherst Marketplace (Fund I)
     Giant Eagle                             76,737  9/3/2021     795,710  10.37 (4) 5 Year
                                          ----------          -------------------

  Granville Centre (Fund I)
     California Fitness                      34,951 1/31/2017     402,085  11.50 (2) 5 Year
                                          ----------          -------------------

  Sheffield Crossing (Fund I)
     Revco Drug                              10,500 5/31/2012     140,700  13.40 (3) 5 Year
     Giant Eagle                             59,159 5/31/2022     620,580  10.49 (4) 5 Year
                                          ----------          -------------------
                Property total               69,659               761,280  10.93
                                          ----------          -------------------

 Michigan
 -----------------------------------------
  Sterling Heights (Fund I)
     Burlington Coat Factory                 70,400 1/31/2024     281,600   4.00               -
                                          ----------          -------------------


                Total: Midwest              251,747             2,240,675   8.90
                                          ----------          -------------------
 Various
 -----------------------------------------

     Kroger/Safeway (Fund I)              1,018,100      2009   8,664,352   8.51
                                          ----------          -------------------


        Total: Joint Venture Properties   2,603,797           $27,046,075 $10.39
                                          ==========          ===================

ANNUAL SUPPLEMENTAL DISCLOSURE
 June 30, 2005

         Anchor Lease Expirations - Next 3
          Years
---------------------------------------------


-----------------------------------------------------------------------
                           Gross Leased         Annualized Base Rent
                                Area
                          ----------------   --------------------------
                                    Percent             Percent Average
                           Square    of                    of     per
    Center       Anchor    footage    all      Amount     all   Sq. Ft.
                                     anchors             anchors
-----------------------------------------------------------------------


 Wholly Owned
---------------

Month-to-month


          2005
Methuen        Osco Drug
 Shopping       (Brook's)
 Center                     10,234   0.37%       92,308    0.38%  9.02
Mad River      Office
 Shopping       Depot
 Center                     25,038   0.90%      287,937    1.20% 11.50
                          ----------------   --------------------------

               Total 2005   35,272   1.27%      380,245    1.58% 10.78
                          ----------------   --------------------------

          2006
Pittston Plaza Eckerd
                Drugs
                (Brook's)    8,468   0.30%       80,446    0.33%  9.50
Route 6 Plaza  Fashion Bug
                (1)         15,000   0.55%            -    0.00%     -
Blackman Plaza Eckerd
                Drugs
                (Brook's)    7,000   0.25%       59,710    0.25%  8.53
                          ----------------   --------------------------

               Total 2006   30,468   1.10%      140,156    0.58%  4.60
                          ----------------   --------------------------

          2007
Ledgewood Mall The Sports
                Authority   52,205   1.87%      225,000    0.93%  4.31
Soundview      King Kullen
 Marketplace                48,100   1.73%      562,600    2.34% 11.70
Hobson West    Bobak's
 Plaza                      51,692   1.86%      225,436    0.94%  4.36
                          ----------------   --------------------------

               Total 2007  151,997   5.46%    1,013,036    4.21%  6.66
                          ----------------   --------------------------


                Total -
                 Next 3
                  Years   $217,737   7.83%   $1,533,437    6.37% $7.04
                          ================   ==========================


Joint Venture - Crossroads
--------------------------

          2005                   -                    -

          2005                   -                    -

          2007
Crossroads     Pier 1
 Shopping
 Center                      8,818   4.41%      278,825   12.57% 31.62
Crossroads     Waldbaum's
 Shopping
 Center                     38,208  19.08%      504,000   22.71% 13.19
                          ----------------   --------------------------

               Total 2007   47,026  23.49%      782,825   35.28% 16.65
                          ----------------   --------------------------

                Total -
                 Next 3
                  Years    $47,026  23.49%     $782,825   35.28%$16.65
                          ================   ==========================


    Fund I
---------------

          2005                   -                    -

          2006
Market Square  TJ Maxx
 Shopping
 Center                     31,375   1.45%      365,712    1.58% 11.66

          2007
Brandywine TownAnnie Sez
 Center         (Big M)     13,324   0.61%      279,825    1.21% 21.00
Hitchcock PlazaKroger       49,296   2.28%      342,607    1.47%  6.95
                          ----------------   --------------------------

               Total 2007   62,620   2.89%      622,432    2.68%  9.94
                          ----------------   --------------------------

                Total -
                 Next 3
                  Years    $93,995   4.34%     $988,144    4.26%$10.51
                          ================   ==========================


    Fund II
---------------

Month-to-month
Sherman Avenue New York
                City        60,773  25.81%      972,368   60.31% 16.00

          2005                   -                    -

          2006                   -                    -

          2007
Sherman Avenue Pilot
                Garage      74,000  31.43%      365,000   22.64%  4.93
400 East       Sears
 Fordham Road              100,703  42.76%      275,000   17.05%  2.73
                          ----------------   --------------------------

               Total 2007  174,703  74.19%      640,000   39.69%  3.66
                          ----------------   --------------------------

                Total -
                 Next 3
                  Years   $235,476 100.00%   $1,612,368  100.00% $6.85
                          ================   ==========================

(1)  Tenant pays rent based on percentage of sales

     ANNUAL SUPPLEMENTAL DISCLOSURE
     June 30, 2005

                 Lease Expirations
     ---------------------------------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base
                                                                    Rent
                            -----------------------         -------------------
                   Number of                Percent                 Percent Average
                    Leases       Square       of                      of     per
                   Expiring     Footage      Total         Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

Wholly-Owned
 Propeties
  Anchor Tenant Expirations


              2005        2          35,272   1.27%            $380,245   1.58% 10.78
              2006        3          30,468   1.10%             140,156   0.58%  4.60
              2007        4         151,997   5.46%           1,013,036   4.21%  6.66
              2008        4         152,982   5.50%           1,249,460   5.19%  8.17
              2009        9         347,155  12.47%           1,570,603   6.52%  4.52
              2010       12         278,809  10.02%           3,251,872  13.50% 11.66
              2011        3         129,708   4.66%             965,880   4.01%  7.45
              2012        1          50,225   1.81%             516,960   2.15% 10.29
              2013        2         115,392   4.15%           1,444,884   6.00% 12.52
              2014        5         212,980   7.66%           1,267,126   5.26%  5.95
              2015        6         194,690   7.00%           2,616,671  10.86% 13.44
              2016        1           4,541   0.16%             356,469   1.48% 78.50
              2017        1          47,773   1.72%             955,460   3.97% 20.00
              2018        2         111,739   4.02%             863,432   3.58%  7.73
              2019        4         265,074   9.53%           1,518,396   6.30%  5.73
              2020        4         218,211   7.84%           1,842,583   7.65%  8.44
              2021        3         177,917   6.40%           1,035,619   4.30%  5.82
              2022        1          14,837   0.53%             435,000   1.81% 29.32
              2023        1          64,665   2.32%             937,000   3.89% 14.49
              2024        1          73,184   2.63%           1,317,310   5.47% 18.00
              2028        2         104,243   3.75%             407,520   1.69%  3.91

                   --------------------------------         --------------------------
    Total Occupied       71       2,781,862 100.00%         $24,085,682 100.00% $8.66

    ----------------------------------------

    Anchor GLA Owned by
     Tenants                        254,916
    Total Vacant                    126,080
                            ----------------

    Total Square
     Feet                         3,162,858
                            ================

     ANNUAL SUPPLEMENTAL DISCLOSURE
     June 30, 2005

                 Lease Expirations
     ---------------------------------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base
                                                                    Rent
                            -----------------------         -------------------
                   Number of                Percent                PercentAverage
                    Leases       Square       of                     of     per
                   Expiring     Footage      Total        Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

Wholly-Owned Propeties
  Shop Tenant Expirations
       Month to
         Month           14     30,789   2.35%            $289,827   1.45% $9.41
             2005        24     82,709   6.31%           1,697,998   8.51% 20.53
             2006        56    200,006  15.26%           2,688,254  13.47% 13.44
             2007        63    238,035  18.17%           3,336,643  16.73% 14.02
             2008        54    179,257  13.68%           3,212,446  16.10% 17.92
             2009        55    189,042  14.43%           2,915,733  14.61% 15.42
             2010        26     90,717   6.92%           1,006,368   5.04% 11.09
             2011        15     64,156   4.90%           1,163,248   5.83% 18.13
             2012         6     16,261   1.24%             361,466   1.81% 22.23
             2013        13     41,834   3.19%             854,863   4.28% 20.43
             2014        18     93,719   7.15%           1,134,290   5.68% 12.10
             2015         8     63,672   4.86%             850,501   4.26% 13.36
             2019         1          -   0.00%              51,205   0.26%     -
             2020         4     17,945   1.37%             351,230   1.76% 19.57
             2022         1      2,205   0.17%              41,895   0.21% 19.00

                  ----------------------------         --------------------------
    Total Occupied      358  1,310,347 100.00%         $19,955,967 100.00%$15.23

    -----------------------------------

    Total Vacant               186,281
                            -----------

    Total Square
     Feet                    1,496,628
                            ===========

     ANNUAL SUPPLEMENTAL DISCLOSURE
     June 30, 2005

                 Lease Expirations
     ---------------------------------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base
                                                                    Rent
                            -----------------------         -------------------
                   Number of                Percent                PercentAverage
                    Leases       Square       of                     of     per
                   Expiring     Footage      Total        Amount    Total Sq. Ft.
                   -------------------------------------------------------------------


Wholly-Owned Propeties
  Total Tenant Expirations
       Month to
         Month           14     30,789   0.75%            $289,827   0.66% $9.41
             2005        26    117,981   2.88%           2,078,243   4.72% 17.62
             2006        59    230,474   5.63%           2,828,410   6.42% 12.27
             2007        67    390,032   9.53%           4,349,679   9.88% 11.15
             2008        58    332,239   8.13%           4,461,906  10.14% 13.43
             2009        64    536,197  13.10%           4,486,336  10.19%  8.37
             2010        38    369,526   9.03%           4,258,240   9.67% 11.52
             2011        18    193,864   4.74%           2,129,128   4.83% 10.98
             2012         7     66,486   1.62%             878,426   1.99% 13.21
             2013        15    157,226   3.84%           2,299,747   5.22% 14.63
             2014        23    306,699   7.49%           2,401,416   5.45%  7.83
             2015        14    258,362   6.31%           3,467,172   7.87% 13.42
             2016         1      4,541   0.11%             356,469   0.81% 78.50
             2017         1     47,773   1.17%             955,460   2.17% 20.00
             2018         2    111,739   2.73%             863,432   1.96%  7.73
             2019         5    265,074   6.48%           1,569,601   3.56%  5.92
             2020         8    236,156   5.77%           2,193,813   4.98%  9.29
             2021         3    177,917   4.35%           1,035,619   2.35%  5.82
             2022         2     17,042   0.42%             476,895   1.08% 27.98
             2023         1     64,665   1.58%             937,000   2.13% 14.49
             2024         1     73,184   1.79%           1,317,310   2.99% 18.00
             2028         2    104,243   2.55%             407,520   0.93%  3.91
                  ----------------------------         --------------------------

    Total Occupied      429  4,092,209 100.00%         $44,041,649 100.00%$10.76

    -----------------------------------

    Anchor GLA Owned by
     Tenants                   254,916
    Total Vacant               312,361
                            -----------

    Total Square
     Feet                    4,659,486
                            ===========

     ANNUAL SUPPLEMENTAL DISCLOSURE
     June 30, 2005

                 Lease Expirations
     ---------------------------------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base
                                                                    Rent
                            -----------------------         -------------------
                   Number of                Percent                 Percent Average
                    Leases       Square       of                      of     per
                   Expiring     Footage      Total         Amount    Total Sq. Ft.
                   -------------------------------------------------------------------


Fund I
  Anchor Tenant Expirations

              2006        1     31,375   1.45%            $365,712   1.58% 11.66
              2007        2     62,620   2.89%             622,432   2.68%  9.94
              2009       28  1,093,064  50.41%           8,819,104  37.99%  8.07
              2010        2     24,852   1.15%             386,375   1.66% 15.55
              2011        3     68,400   3.15%           1,556,557   6.70% 22.76
              2012        2     21,000   0.97%             275,835   1.19% 13.14
              2013        3     97,389   4.49%           1,761,039   7.59% 18.08
              2014        2     50,977   2.35%             868,426   3.74% 17.04
              2015        3    104,650   4.83%           2,117,513   9.12% 20.23
              2017        3    124,555   5.74%           1,679,208   7.23% 13.48
              2018        2    278,000  12.82%           2,725,000  11.74%  9.80
              2021        2     66,237   3.06%             660,576   2.85%  9.97
              2022        1     59,159   2.73%             620,578   2.67% 10.49
              2024        1     70,400   3.25%             281,600   1.21%  4.00
              2080        1     15,462   0.71%             475,000   2.05% 30.72

                   ---------------------------         --------------------------
    Total Occupied       56  2,168,140 100.00%         $23,214,955 100.00%$10.71

    -----------------------------------

    Total Vacant               188,675
                            -----------

    Total Square
     Feet                    2,356,815
                            ===========

     ANNUAL SUPPLEMENTAL DISCLOSURE
     June 30, 2005

                 Lease Expirations
     ---------------------------------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base
                                                                    Rent
                            -----------------------         -------------------
                   Number of                Percent                 Percent Average
                    Leases       Square       of                      of     per
                   Expiring     Footage      Total         Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

  Shop Tenant Expirations
        Month to
          Month          22     53,944  18.82%           $813,948  20.35%$15.09
              2005       13     35,335  12.33%            389,025   9.72% 11.01
              2006       10     38,179  13.32%            629,468  15.74% 16.49
              2007       14     29,319  10.23%            462,500  11.56% 15.77
              2008       13     34,437  12.01%            512,468  12.81% 14.88
              2009        5     10,851   3.79%            115,203   2.88% 10.62
              2010        1      2,357   0.82%             28,284   0.71% 12.00
              2011        2      3,465   1.21%             63,705   1.59% 18.39
              2013        4     20,070   7.00%            274,925   6.87% 13.70
              2014        7     48,585  16.95%            618,816  15.47% 12.74
              2018        1      6,957   2.43%             50,004   1.25%  7.19
              2019        1      3,141   1.10%             42,000   1.05% 13.37

                   ---------------------------         -------------------------
    Total Occupied       93    286,640 100.00%         $4,000,346 100.00%$13.96

    -----------------------------------

    Total Vacant               138,949
                            -----------

    Total Square
     Feet                      425,589
                            ===========

     ANNUAL SUPPLEMENTAL DISCLOSURE
     June 30, 2005

                 Lease Expirations
     ---------------------------------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base
                                                                    Rent
                            -----------------------         -------------------
                   Number of             Percent                Percent  Average
                    Leases       Square    of                     of     per
                   Expiring     Footage   Total        Amount    Total  Sq. Ft.
                   -------------------------------------------------------------------

Fund I
  Total Tenant Expirations
        Month to
          Month          22     53,944   2.20%            $813,948   2.99%$15.09
              2005       13     35,335   1.44%             389,025   1.43% 11.01
              2006       11     69,554   2.83%             995,180   3.66% 14.31
              2007       16     91,939   3.75%           1,084,932   3.99% 11.80
              2008       13     34,437   1.40%             512,468   1.88% 14.88
              2009       33  1,103,915  44.96%           8,934,307  32.84%  8.09
              2010        3     27,209   1.11%             414,659   1.52% 15.24
              2011        5     71,865   2.93%           1,620,262   5.95% 22.55
              2012        2     21,000   0.86%             275,835   1.01% 13.14
              2013        7    117,459   4.78%           2,035,964   7.48% 17.33
              2014        9     99,562   4.06%           1,487,242   5.46% 14.94
              2015        3    104,650   4.26%           2,117,513   7.78% 20.23
              2017        3    124,555   5.07%           1,679,208   6.17% 13.48
              2018        3    284,957  11.61%           2,775,004  10.20%  9.74
              2019        1      3,141   0.13%              42,000   0.15% 13.37
              2021        2     66,237   2.70%             660,576   2.43%  9.97
              2022        1     59,159   2.41%             620,578   2.28% 10.49
              2024        1     70,400   2.87%             281,600   1.03%  4.00
              2080        1     15,462   0.63%             475,000   1.75% 30.72
                   ---------------------------         --------------------------

    Total Occupied      149  2,454,780 100.00%         $27,215,301 100.00%$11.09

    -----------------------------------

    Total Vacant               327,624
                            -----------

    Total Square
     Feet                    2,782,404
                            ===========

     ANNUAL SUPPLEMENTAL DISCLOSURE
     June 30, 2005

                 Lease Expirations
     ---------------------------------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base
                                                                    Rent
                            -----------------------         -------------------
                   Number of                Percent               Percent Average
                    Leases       Square       of                     of     per
                   Expiring     Footage      Total        Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

Fund II
  Anchor Tenant Expirations

        Month to
          Month           1     60,773  25.81%           $972,368  60.31%$16.00
              2007        1    174,703  74.19%            640,000  39.69%  3.66

                   ---------------------------         -------------------------
    Total Occupied        2    235,476 100.00%         $1,612,368 100.00% $6.85

    -----------------------------------

    Total Vacant                     -
                            -----------

    Total Square
     Feet                      235,476
                            ===========

    -----------------------------------




Fund II
  Shop Tenant Expirations
        Month to
          Month           7    172,614  44.69%         $1,031,314  37.23% $5.97
              2005        3     24,790   6.42%            156,004   5.63%  6.29
              2006        2     14,313   3.71%            285,540  10.31% 19.95
              2007        4    150,075  38.86%          1,029,375  37.16%  6.86
              2009        3     17,414   4.51%            159,284   5.75%  9.15
              2010        2      7,012   1.82%            108,296   3.91% 15.44

                   ---------------------------         -------------------------
    Total Occupied       21    386,218 100.00%         $2,769,813 100.00% $7.17

    -----------------------------------

    Total Vacant                29,209
                            -----------

    Total Square
     Feet                      415,427
                            ===========

    -----------------------------------


Fund II
  Total Tenant Expirations
        Month to
          Month           8    233,387  37.54%         $2,003,682  45.73% $8.59
              2005       18     24,790   3.99%            156,004   3.56%  6.29
              2006       10     14,313   2.30%            285,540   6.52% 19.95
              2007       14    324,778  52.24%          1,669,375  38.09%  5.14
              2009       32     17,414   2.80%            159,284   3.63%  9.15
              2010        1      7,012   1.13%            108,296   2.47% 15.44

                   ---------------------------         -------------------------
    Total Occupied       83    621,694 100.00%         $4,382,181 100.00% $7.05

    -----------------------------------

    Total Vacant                29,209
                            -----------

    Total Square
     Feet                      650,903
                            ===========

     ANNUAL SUPPLEMENTAL DISCLOSURE
     June 30, 2005

                 Lease Expirations
     ---------------------------------------


                   -------------------------------------------------------------------
                               Gross Leased Area             Annualized Base
                                                                    Rent
                            -----------------------         -------------------
                   Number of                Percent                 Percent Average
                    Leases       Square       of                      of     per
                   Expiring     Footage      Total         Amount    Total Sq. Ft.
                   -------------------------------------------------------------------

Crossroads (JV Property)
  Anchor Tenant Expirations

              2007        2     47,026  23.49%           $782,825  35.28% 16.65
              2009        1     25,000  12.49%            193,750   8.73%  7.75
              2012        2    113,155  56.53%            912,177  41.12%  8.06
              2018        1     15,000   7.49%            330,000  14.87% 22.00

                   ---------------------------         -------------------------
    Total Occupied        6    200,181 100.00%         $2,218,752 100.00%$11.08

    -----------------------------------

    Total Vacant                     -
                            -----------

    Total Square
     Feet                      200,181
                            ===========

    -----------------------------------




  Shop Tenant Expirations

              2005        1      2,210   2.00%            $60,996   1.60%$27.60
              2006        4      7,240   6.55%            239,416   6.29% 33.07
              2007        4      4,912   4.45%            185,550   4.87% 37.77
              2008        9     31,460  28.50%          1,033,543  27.14% 32.85
              2009        7     22,318  20.20%            765,758  20.11% 34.31
              2011        2      4,070   3.68%            143,212   3.76% 35.19
              2012        2      5,250   4.75%            189,000   4.96% 36.00
              2014        4     19,941  18.05%            673,780  17.69% 33.79
              2017        1      6,600   5.97%            330,000   8.66% 50.00
              2022        1      6,462   5.85%            187,398   4.92% 29.00

                   ---------------------------         -------------------------
    Total Occupied       35    110,463 100.00%         $3,808,653 100.00%$34.48

    -----------------------------------

    Total Vacant                     -
                            -----------

    Total Square
     Feet                      110,463
                            ===========

    -----------------------------------


Crossroads (JV
 Property)
  Total Tenant Expirations

              2005        1      2,210   0.71%            $60,996   1.01% 27.60
              2006        4      7,240   2.33%            239,416   3.97% 33.07
              2007        6     51,938  16.72%            968,375  16.07% 18.64
              2008        9     31,460  10.13%          1,033,543  17.15% 32.85
              2009        8     47,318  15.23%            959,508  15.92% 20.28
              2011        2      4,070   1.31%            143,212   2.38% 35.19
              2012        4    118,405  38.12%          1,101,177  18.28%  9.30
              2014        4     19,941   6.42%            673,780  11.18% 33.79
              2017        1      6,600   2.12%            330,000   5.47% 50.00
              2018        1     15,000   4.83%            330,000   5.47% 22.00
              2022        1      6,462   2.08%            187,398   3.11% 29.00

                   ---------------------------         -------------------------
    Total Occupied       41    310,644 100.00%         $6,027,405 100.01%$19.40

    -----------------------------------

    Total Vacant                     -
                            -----------

    Total Square
     Feet                      310,644
                            ===========


ANNUAL SUPPLEMENTAL DISCLOSURE
            June 30, 2005

                   Property Demographics (1)
------------------------------------------------------

---------------------------------------------------------------------------------- ------------------------------------
                                                                                        3-Mile Radius(2)
                                                                                   ------------------------------------
                                                       Trade    Total                              #
                                                       Area     Base      Total     Total Households Median HH Avg. HH
Property / JV Ownership %            City        State(Miles)   Rent       GLA       Pop.    ("HH")   Income    Income
---------------------------------------------------------------------------------- -------------------------------------
Brandywine Town Center & Mkt         Wilmington  DE
 Sq./22.22%                                                3 12,907,104   822,283   40,167    15,437  $81,275  $98,474
Elmwood Park Shopping Ctr.           Elmwood ParkNJ        3  3,233,839   149,085  259,975    86,557  $51,206  $61,319
Abington Towne Center                Abington    PA        3    923,283   216,355   93,360    36,608  $65,173  $80,281
Granville Center / 22.22%            Columbus    OH        3    670,684   131,543  114,683    51,558  $46,830  $54,096
Hobson West Plaza                    Naperville  IL        3  1,209,049    99,044   94,003    32,812  $96,226 $111,843
Methuen Shopping Ctr.                Methuen     MA        5    828,772   130,238   91,936    33,202  $40,495  $50,182
Crossroads Shopping Ctr. / 49%       White PlainsNY        3  6,027,405   310,644  104,349    40,090  $76,635  $97,520
The Branch Plaza                     Smithtown   NY        3  2,384,741   125,724   67,386    22,781  $86,500  $98,961
Village Commons Shopping Ctr.        Smithtown   NY        3  2,133,316    87,306   67,862    22,859  $87,048  $99,163
Bloomfield Town Square               Bloomfield  MI
                                      Hills                5  2,821,833   217,266   62,541    24,356  $72,545 $102,892
Crescent Plaza                       Brockton    MA        3  1,529,375   218,277   99,840    35,462  $45,142  $52,972
239 Greenwich Avenue                 Greenwich   CT        5  1,286,069    16,834   66,867    25,228  $94,987 $147,352
Soundview Marketplace                Port        NY
                                      Washington           3  2,826,915   183,630   46,380    16,462 $113,631 $167,275
Town Line Plaza                      Rocky Hill  CT        3  1,579,274   206,178   45,242    19,007  $74,547  $64,079
New Loudon Center                    Latham      NY        5  1,710,117   255,826   41,508    16,246  $55,189  $65,561
Pacesetter Park Shopping Ctr.        Pomona      NY        3  1,094,104    96,698   25,894     8,469  $88,331 $107,734
Mad River Station                    Dayton      OH        5  1,490,712   155,739   59,585    26,299  $56,285  $67,437
Greenridge Plaza                     Scranton    PA        3    955,473   194,785   88,472    37,357  $32,243  $41,495
Mark Plaza                           EdwardsvillePA        5  1,094,524   213,689   89,240    38,696  $31,389  $39,511
Luzerne Street Shopping Ctr.         Scranton    PA        3    242,748    58,089   66,687    27,708  $30,436  $39,697
Blackman Plaza                       Wilkes-BarrePA        5    282,374   121,341   61,029    26,168  $30,784  $39,130
Sheffield Crossing / 22.22%          Sheffield   OH        3  1,146,925   112,534   35,452    14,048  $45,762  $54,608
Amherst Marketplace / 22.22%         Amherst     OH        3    830,115    79,937   52,542    21,012  $44,259  $53,044
Sterling Heights Shopping Center /   Sterling    MI
 11.11%                               Heights              3    421,554   154,838   97,175    35,730  $67,786  $74,409
Tarrytown Shopping Center / 11.11%   Tarrytown   NY        3    738,969    35,538   35,238    13,328  $68,960  $98,836
Hitchcock Plaza / 20%                Aiken       SC        5    829,417   234,338   25,419    10,547  $60,290  $71,076
Pine Log Plaza / 20%                 Aiken       SC        5    133,602    35,064   25,419    10,547  $60,290  $71,076
Haygood Shopping Center / 11.11%     Virginia    VA
                                      Beach                3    872,579   158,229   95,832    36,598  $52,790  $62,252
400 East Fordham Road / 18.32%       The Bronx   NY        2    641,608   117,355  651,504   223,577  $33,414  $37,631
Sherman Avenue / 18.32%              Manhattan   NY        2  1,337,368   134,773  529,999   176,116  $29,932  $40,762
Pelham Manor Shopping Plaza / 18.32% Westchester NY        3  2,403,205   398,775  400,119   149,994  $47,713  $59,780
Walnut Hill Plaza                    Woonsocket  RI        5  2,462,297   286,225   59,961    24,256  $41,751  $49,362
Ledgewood Mall                       Ledgewood   NJ        5  4,262,524   517,632   34,631    12,915  $77,309  $88,598
Merrillville Plaza                   Hobart      IN        5  2,583,071   235,605   18,924     7,566  $54,952  $62,686
The Gateway Shopping Ctr.            So.         VT
                                      Burlington           3  1,746,828   101,861   46,105    19,252  $43,524  $53,733
Marketplace of Absecon               Absecon     NJ        3  1,645,433   105,093   30,277    10,476  $51,028  $60,415
Pittston Plaza                       Pittston    PA        3    614,171    79,494   40,640    17,537  $36,785  $45,214
Plaza 422                            Lebanon     PA        3    444,020   155,026   44,416    18,047  $36,458  $43,830
Route 6 Plaza                        Honesdale   PA        5  1,078,027   175,507    7,395     3,155  $32,818  $42,657
Bradford Towne Centre                Towanda     PA       10  1,578,760   256,939    5,506     2,344  $38,141  $46,212
---------------------------------------------------------------------------------- ------------------------------------
                                                             73,002,184 7,385,337
                                                             --------------------- ------------------------------------
                                                                                    96,638    36,084  $59,203  $71,723
                                                                                   ------------------------------------

                                                                                   ------------------------------------
                                                                                    74,372    27,424  $65,245  $80,519
                                                                                   ------------------------------------
(1) Does not include the Kroger/Safeway Portfolio.
(2) Fordham and Sherman Avenue figures are for a 2 mile radius.



ANNUAL SUPPLEMENTAL DISCLOSURE
       June 30, 2005

       Property Demographics (1)
------------------------------------

-------------------------------------------------------------- -------------------------------- ------------------------
                                      5-Mile Radius                     10-Mile Radius
                           ----------------------------------- --------------------------------

                             Total           Median   Avg. HH   Total          Median   Avg. HH
                                           #    HH                           #    HH
Property / JV Ownership %     Pop.      HH    Income   Income    Pop.     HH    Income  Income    County        MSA
------------------------------------------------------------------------------------------------------------------------
Brandywine Town Center &                                                                        Bergen     Wilmington-
 Mkt Sq./22.22%              116,835  47,059 $71,475  $91,032        -       -      $-      $-              Newark, DE
Elmwood Park Shopping Ctr.                                                                      Bergen     Bergen-
                             612,593 212,140 $56,661  $68,670        -       -       -       -              Passaic, NJ
Abington Towne Center                                                                           Bucks      Philadelphia,
                             306,979 120,242 $58,804  $71,480        -       -       -       -              PA
Granville Center / 22.22%    267,818 116,119 $52,178  $61,015        -       -       -       -  Franklin   Columbus, OH
Hobson West Plaza            264,472  93,258 $83,440  $96,333        -       -       -       -  DuPage     Chicago, IL
Methuen Shopping Ctr.        198,133  73,801 $46,809  $56,761        -       -       -       -  Essex      Boston, MA-NH
Crossroads Shopping Ctr. /                                                                      WestchesterNew York, NY
 49%                         203,088  74,810 $91,173 $122,507        -       -       -       -
The Branch Plaza                                                                                Suffolk    Nassau-
                             198,575  64,367 $78,576  $90,006        -       -       -       -              Suffolk, NY
Village Commons Shopping                                                                        Suffolk    Nassau-
 Ctr.                        197,398  63,981 $79,019  $90,486        -       -       -       -              Suffolk, NY
Bloomfield Town Square       166,366  63,987 $77,660 $106,428        -       -       -       -  Oakland    Detroit, MI
Crescent Plaza               168,024  60,373 $50,116  $58,235        -       -       -       -  Plymouth   Boston, MA-NH
239 Greenwich Avenue                                                                            Fairfield  New Haven-
                             141,499  51,663 $92,448 $141,180        -       -       -       -              Meriden, CT
Soundview Marketplace                                                                           Nassau     Nassau-
                             143,395  52,155 $97,968 $139,340        -       -       -       -              Suffolk, NY
Town Line Plaza              151,760  60,763 $56,343  $66,119        -       -       -       -  Hartford   Hartford, CT
New Loudon Center                                                                               Albany     Albany-
                                                                                                            Schenectady-
                             152,497  63,018 $46,569  $56,589        -       -       -       -              Troy, NY
Pacesetter Park Shopping                                                                        Rockland   New York, NY
 Ctr.                        128,097  37,540 $71,637  $88,824        -       -       -       -
Mad River Station                                                                               Montgomery Dayton-
                                                                                                            Springfield,
                             130,304  55,583 $58,803  $72,512        -       -       -       -              OH
Greenridge Plaza                                                                                Lackawanna Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                             126,562  53,080 $34,803  $44,679        -       -       -       -              Hazelton, PA
Mark Plaza                                                                                      Luzerne    Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                             124,722  53,562 $34,002  $42,614        -       -       -       -              Hazelton, PA
Luzerne Street Shopping                                                                         Lackawanna Scranton-
 Ctr.                                                                                                       Wilkes
                                                                                                            Barre-
                             120,838  50,392 $34,650  $44,561        -       -       -       -              Hazelton, PA
Blackman Plaza                                                                                  Luzerne    Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                             116,682  50,274 $33,089  $41,383        -       -       -       -              Hazelton, PA
Sheffield Crossing / 22.22%                                                                     Lorain     Cleveland-
                                                                                                            Lorain-
                             121,322  47,230 $45,775  $54,558        -       -       -       -              Elyria
Amherst Marketplace /                                                                           Lorain     Cleveland-
 22.22%                                                                                                     Lorain-
                              97,181  38,366 $40,461  $49,765        -       -       -       -              Elyria
Sterling Heights Shopping                                                                                  Coordinates
 Center / 11.11%                                                                                            42.5803,
                             257,839 101,330 $64,903  $73,379        -       -       -       -              83.0298
Tarrytown Shopping Center /                                                                                Coordinates
 11.11%                                                                                                     41.0799,
                             119,686  46,393 $76,834 $104,788        -       -       -       -              73.8640
Hitchcock Plaza / 20%                                                                                      Coordinates
                                                                                                            33.5156,
                              45,931  18,554 $49,878  $60,184   84,131  33,423  43,742  52,745              81.7311
Pine Log Plaza / 20%                                                                                       Coordinates
                                                                                                            33.5156,
                              45,931  18,554 $49,878  $60,184   84,131  33,423  43,742  52,745              81.7311
Haygood Shopping Center /                                                                                  Coordinates
 11.11%                                                                                                     36.8727,
                             217,586  82,889 $52,974  $62,426        -       -       -       -              76.1350
400 East Fordham Road /                                                                         The Bronx  New York, NY
 18.32%                            -       -       -        -
Sherman Avenue / 18.32%            -       -       -        -                                   Manhattan  New York, NY
Pelham Manor Shopping Plaza                                                                     WestchesterNew York, NY
 / 18.32%                  1,114,822 410,040 $44,052  $56,839
Walnut Hill Plaza                                                                               Providence Providence-
                                                                                                            Fall River,
                              94,203  37,077 $48,793  $57,263        -       -       -       -              RI
Ledgewood Mall               105,973  38,609 $75,159  $86,345  278,307 100,409 $84,897 $99,923  Morris     Newark, NJ
Merrillville Plaza            84,180  31,820 $52,697  $60,610  344,569 130,349 $48,747 $57,323  Lake       Gary, IN
The Gateway Shopping Ctr.                                                                       Chittenden Burlington,
                              68,034  27,816 $45,474  $56,025        -       -       -       -              VT
Marketplace of Absecon                                                                          Atlantic   Atlantic
                                                                                                            City-Cape
                              68,488  23,943 $50,386  $59,385        -       -       -       -              May, NJ
Pittston Plaza                                                                                  Luzerne    Scranton-
                                                                                                            Wilkes
                                                                                                            Barre-
                              72,326  31,010 $38,049  $46,790        -       -       -       -              Hazelton, PA
Plaza 422                                                                                       Lebanon    Harrisburg-
                                                                                                            Lebanon-
                              61,325  24,358 $40,383  $48,126        -       -       -       -              Carlisle, PA
Route 6 Plaza                 11,704   4,849 $33,779  $43,036        -       -       -       -  Wayne               N/A
Bradford Towne Centre          8,813   3,627 $38,371  $46,994   17,398   6,799 $38,245 $46,336  Bradford            N/A
-------------------------------------------------------------- -------------------------------- ------------------------

                           ----------------------------------- --------------------------------
                             191,684  72,505 $56,077  $69,337  249,836  92,496 $76,265 $90,424
                           ----------------------------------- --------------------------------

                           ----------------------------------- --------------------------------
                             172,404  63,303 $63,275  $79,037  251,652  92,810 $66,070 $78,024
                           ----------------------------------- --------------------------------

(1) Does not include the Kroger/Safeway Portfolio.
(2) Fordham and Sherman Avenue figures are for a 2 mile radius.


ANNUAL SUPPLEMENTAL DISCLOSURE
June 30, 2005

                    Residential (Multi-family) Properties
-----------------------------------------------------------------------------

                                                                                                         %        %
                                                                                                       Occupied Occupied
                                  Property                                   Location  Square   Units June 30, March 31,
                                                                                         Feet            2005     2004
------------------------------------------------------------------------------------------------------------------------

                                Mid-Atlantic

                               North Carolina
-----------------------------------------------------------------------------
                             Village Apartments                               Winston
                                                                                Salem   578,606   600       93%      88%

                                  Mid-West

                                  Missouri
-----------------------------------------------------------------------------
                  Gate House, Holiday House, Tiger Village,                   Columbia  628,891   874       91%      97%
                                                                                      ----------------------------------
                            Colony Apartments (1)


                                   Totals                                             1,207,497 1,474       92%      93%
                                                                                      ==================================



(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                                    Page 57